SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Evergreen International Balanced Income Fund

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EVERGREEN INTERNATIONAL BALANCED INCOME FUND
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2010

525 Market Street, San Francisco, California 94105

TO THE SHAREHOLDERS OF
EVERGREEN INTERNATIONAL BALANCED INCOME FUND

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Evergreen International Balanced Income Fund (the "Fund") will be held on July 9, 2010 at 10:00 a.m. Pacific time, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105, for the following purposes:

  To elect seven new Trustees and re-elect two existing Trustees to the Board of Trustees of the Fund to serve for the term indicated herein and until their successors shall have been duly elected and qualified;

  To consider and act upon (a) a new Investment Advisory Agreement with Wells Fargo Funds Management, LLC, (b) a new Sub-Advisory Agreement with First International Advisors, LLC and (c) a new Sub-Advisory Agreement with Wells Capital Management Incorporated; and

  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 18, 2010 will be entitled to vote at the Meeting to the extent described in the accompanying proxy statement. It is hoped that you will attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE AND IN FAVOR OF THE NEW INVESTMENT ADVISORY AGREEMENT WITH WELLS FARGO FUNDS MANAGEMENT, LLC, THE NEW SUB-ADVISORY AGREEMENT WITH FIRST INTERNATIONAL ADVISORS, LLC AND THE NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED.

By Order of the Board of Trustees,

MICHAEL H. KOONCE
Secretary

May 27, 2010

EVERGREEN INTERNATIONAL BALANCED INCOME FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the "Board") of Evergreen International Balanced Income Fund (the "Fund") for the Special Meeting of Shareholders (the "Meeting") to be held at Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California 94105, on July 9, 2010 at 10:00 a.m. Pacific time. The address of the principal office of the Fund is Evergreen Investments, 200 Berkeley Street, Boston, Massachusetts 02116-5034. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See "Instructions for Executing Proxy Card" at the end of this proxy statement.) If you wish to attend the Meeting in person, please call (866) 641-4254 for instructions.

Shareholders are being asked to (i) elect seven new Trustees and re-elect two existing Trustees to the Board of the Fund and (ii) approve a new Investment Advisory Agreement with Wells Fargo Funds Management, LLC ("Funds Management") (the "New Advisory Agreement") to replace the current Investment Advisory Agreement with Evergreen Investment Management Company, LLC ("EIMC") (the "Current Advisory Agreement"), as well as a new Sub-Advisory Agreement with First International Advisors, LLC ("FIA") (a "New Sub-Advisory Agreement") to replace the current Sub-Advisory Agreement with FIA (the "Current Sub-Advisory Agreement") and a new Sub-Advisory Agreement with Wells Capital Management Incorporated ("Wells Capital") (a "New Sub-Advisory Agreement"). Following Shareholder approval of the nominee Trustees, the New Advisory Agreement and the New Sub-Advisory Agreements, the Fund's name will change to "Wells Fargo Advantage International Balanced Income Fund." These proposals are intended to facilitate the transition of oversight and investment management responsibility for the Evergreen closed-end funds to Funds Management. This is an important step in the integration of the Evergreen funds and Wells Fargo Advantage Funds, following Wells Fargo & Company's December 31, 2008 acquisition of Wachovia Corporation, the parent company of EIMC.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to shareholders on or about May 27, 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2010.

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the Web site indicated on your proxy card. You may obtain a copy of the Fund's most recent shareholder report(s) without charge from Evergreen Service Company, LLC, P.O. Box 8400, Boston, Massachusetts 02266-8400, by calling 1.800.343.2898 or by downloading it from www.EvergreenInvestments.com.

Proxy Solicitation

The Board intends to bring before the Meeting the matters set forth in the accompanying notice. Holders of common shares ("Shares") of the Fund ("Shareholders") will vote together on the election of Mses. Johnson and Mitchell and Messrs. Gordon, Harris, Keith, Larcker, Penny, Scofield and Willeke and the New Advisory Agreement with Funds Management, the New Sub-Advisory Agreement with FIA and the New Sub-Advisory Agreement with Wells Capital. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If you return a signed proxy card but no choice is specified, your Shares will be voted FOR the election of each of the nominees named in the enclosed proxy card and IN FAVOR OF the New Advisory Agreement with Funds Management, the New Sub-Advisory Agreement with FIA and the New Sub-Advisory Agreement with Wells Capital. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Shareholders, including a broker who may hold Shares on your behalf, may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Fund at the address above, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this proxy statement, or by attending the Meeting and voting in person.

If Shareholders do not approve the New Advisory Agreement with Funds Management, the New Sub-Advisory Agreements with FIA and Wells Capital will not be implemented, even if approved by Shareholders. However, the outcome of the vote for one New Sub-Advisory Agreement does not affect the outcome of the other New Sub-Advisory Agreement or the New Advisory Agreement.

The Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration") provides that the holders of thirty-three and a third percent (33 1/3%) of the Shares issued and outstanding, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of the proposals regarding the New Advisory Agreement and the New Sub-Advisory Agreements). With regard to the election of Trustees, votes may be cast FOR all nominees or the authority to vote may be WITHHELD either with respect to all of the nominees or any individual nominee. With regard to the New Advisory Agreement with Funds Management, the New Sub-Advisory Agreement with FIA and the New Sub-Advisory Agreement with Wells Capital, votes may be cast IN FAVOR OF or AGAINST each of the proposed agreements or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present, will have no effect with respect to the election of Trustees (Proposal 1), but will have the effect of a vote AGAINST the New Advisory Agreement with Funds Management, the New Sub-Advisory Agreement with FIA and the New Sub-Advisory Agreement with Wells Capital (Proposals 2a, 2b and 2c).

The affirmative vote of a plurality of the votes cast by Shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of Trustees (Proposal 1). The approval of the New Advisory Agreement with Funds Management, the New Sub-Advisory Agreement with FIA and the New Sub-Advisory Agreement with Wells Capital (Proposals 2a, 2b and 2c), respectively, requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding Shares of the Fund are present in person or by proxy at the Meeting or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies as to a proposal. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy; or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn.

Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Fund's Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold or withdraw submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal.

Solicitation may be undertaken by mail, telephone, facsimile and personal contact. The Fund has engaged Computershare Fund Services to solicit proxies from brokers, banks, other institutional holders and individual Shareholders for a fee of approximately $17,000. Funds Management will bear this cost and the other costs and expenses of the Meeting.

Voting Securities and Principal Holders Thereof

Shareholders of record at the close of business on May 18, 2010 are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. As of May 18, 2010, the Fund had outstanding __ common shares. Each common share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share, as to any matter on which the common share is entitled to vote.

As of May 18, 2010, the Depository Trust Company owned of record approximately 100% of the outstanding Shares. No other person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding Shares of any class of the Fund as of May 18, 2010.

As of May 18, 2010, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1.00% of the common shares of the Fund and less than 1.00% of the outstanding securities of Wells Fargo, the parent company of EIMC, which is the Fund's current investment adviser, Funds Management, which is the Fund's proposed investment adviser, FIA, which is both the current and proposed sub-adviser to the Fund, and Wells Capital, which is the proposed sub-adviser to the Fund.

I. ELECTION OF TRUSTEES (PROPOSAL 1)

At a meeting held on May 11, 2010, the Fund's Board has nominated seven persons for election to the Fund's Board as new Trustees (each, a "New Nominee Trustee"). Funds Management recommended each New Nominee Trustee as part of the overall integration of the Evergreen funds and Wells Fargo Advantage Funds fund families. In addition, the Board has nominated two persons, Messrs. Keith and Scofield, for re-election to the Fund's Board (each, a "Current Nominee Trustee" and, together with each New Nominee Trustee, the "Nominee Trustees"). The remaining members of the Evergreen funds Board will serve in an advisory capacity for a period of two years following the closing of the mergers of the Evergreen open-end funds noted previously. In accordance with the Fund's Declaration, the Nominee Trustees have been divided into three classes (each a "Class"): Class I, Class II and Class III. The Nominee Trustees in each Class serve until the annual meeting for the year indicated: Class I, 2011, Class II, 2012 and Class III, 2013 or, if later, until their respective successors are elected and qualified. At each subsequent annual meeting, the persons elected to the Class of Trustees whose terms are expiring will generally be nominated for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board. If any nominee for any reason becomes unable to serve or is unwilling to serve, the persons named as proxies in the enclosed proxy card, in consultation with the Board, will vote for the election of such other person or persons as they may consider qualified. The Board has no reason to believe that any of the nine nominees will be unable or unwilling to serve.

The Board of the Fund proposes the following nominees for election at the Meeting:

Non-Interested Nominee Trustees	Class	Expiration of Term if Elected
Isaiah Harris, Jr.	Class I	2011
David F. Larcker	Class I	2011
Olivia S. Mitchell	Class I	2011
Dr. Leroy Keith, Jr.	Class II	2012
Judith M. Johnson	Class II	2012
Donald C. Willeke	Class II	2012
Peter G. Gordon	Class III	2013
Timothy J. Penny	Class III	2013
Michael S. Scofield	Class III	2013

You cannot vote by proxy for anyone other than the nine nominees currently proposed to serve on the Board.

Current Trustee and Nominee Trustee Information

The following tables contain specific information about each current Trustee and Nominee Trustee as of December 31, 2009 including: age, principal occupation(s) during the past five years, position held with the Fund, length of time served, any other directorships held outside the Evergreen family of funds and number of portfolios overseen by such current Trustee and Nominee Trustee. The address for each current Trustee, including the Current Nominee Trustees, is c/o Evergreen International Balanced Income Fund, 200 Berkeley Street, Boston, Massachusetts 02116-5034. The address for each New Nominee Trustee is 525 Market Street, San Francisco, California 94105.

Name and Age	Position Held with the Fund	Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
Class I - Non-Interested Nominee Trustees to serve until 2011 Annual Meeting of Shareholders
Isaiah Harris, Jr., 57[3]	None	N/A	Retired. President and CEO of BellSouth Advertising and Publishing Corp from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios); CIGNA Corporation (insurance); Deluxe Corporation (financial and small business services)
David F. Larcker, 59[3]	None	N/A	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University. Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Olivia S. Mitchell, 56[3]	None	N/A	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania. Director of Wharton's Pension and Research Council and Boettner Center on Pensions & Retirement Research and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Class II - Non-Interested Nominee Trustees to serve until 2012 Annual Meeting of Shareholders
Dr. Leroy Keith, Jr., 704,5,[6]	Trustee	Trustee since 2004	Managing Director, Almanac Capital Management (commodities firm). Trustee, Phoenix Fund Complex. Director, Diversapack Co. (packaging company). Former Partner, Stonington Partners, Inc. (private equity fund). Former Director, Obagi Medical Products Co. Former Director, Lincoln Educational Services.	74	Trustee, Phoenix Fund Complex (consisting of 46 portfolios as of 12/31/09)
Judith M. Johnson, 60[3]	None	N/A	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Donald C. Willeke, 69[3]	None	N/A	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 to present.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Class III - Non-Interested Nominee Trustees to serve until 2013 Annual Meeting of Shareholders
Peter G. Gordon, 67[3]	None	N/A	Co-Founder, Chairman, President and CEO of Crystal Geyser Water Company.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Timothy J. Penny, 58[3]	None	N/A	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	0	Trustee, Wells Fargo Advantage Funds Family of Investment Companies (consisting of 133 portfolios)
Michael S. Scofield, 667,4,[8]	Trustee	Trustee since 2004	Retired. Prior thereto, Attorney, Law Offices of Michael S. Scofield. Former Director and Chairman, Branded Media Corporation (multi-media branding company).	74	None
Current Non-Interested Trustees[6]
Patricia B. Norris, 614,[9]	Trustee	Trustee since 2006	President and Director of Buckleys of Kezar Lake, Inc. (real estate company). Former President and Director of Phillips Pond Homes Association (home community). Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm).	74	None
Carol A. Kosel, 464,[10]	Trustee	Trustee since 2008	Former Consultant to the Evergreen Boards of Trustees. Former Vice President and Senior Vice President, Evergreen Investments, Inc. Former Treasurer, Evergreen Funds. Former Treasurer, Vestaur Securities Fund.	74	None
Gerald M. McDonnell, 70[9]	Trustee	Trustee since 2004	Former Manager of Commercial Operations, CMC Steel (steel producer).	74	None
Richard J. Shima, 70[5]	Trustee	Trustee since 2004	Independent Consultant. Director, Hartford Hospital. Trustee, Greater Hartford YMCA. Former Director, Trust Company of CT. Former Trustee, Saint Joseph College (CT).	74	None
David M. Richardson, 68[10]	Trustee	Trustee since 2004	President, Richardson, Runden LLC (executive recruitment advisory services). Director, J&M Cumming Paper Co. (paper merchandising). Trustee, NDI Technologies, LLP (communications). Former Consultant, AESC (The Association of Executive Search Consultants).	74	None
Dr. Russell A. Salton, III, 627,4,[9]	Trustee	Trustee since 2004	President/CEO, AccessOne MedCard, Inc.	74	None
Current Interested Trustees
William W. Pettit, 5410,[11]	Trustee	Trustee since 2004	Partner and Vice President, Kellam & Pettit, P.A. (law firm). Director, Superior Packaging Corp. (packaging company). Member, Superior Land, LLC (real estate holding company). Member, K&P Development, LLC (real estate development). Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization).	74	None
Richard K. Wagoner, 725,[12]	Trustee	Trustee since 2004	Member and Former President, North Carolina Securities Traders Association. Member, Financial Analysts Society.	74	None
1	Initially, all Trustees are elected to serve a one-, two- or three-year term and thereafter, if re-elected, to serve three-year terms.
2	As of December 31, 2009, the Evergreen fund complex consisted of ten open-end investment companies with sixty-eight separate series and six closed-end funds.
3	New Nominee Trustee.
4	Member of 15(c) Committee.
5	Member of Performance Committee.
6	Messrs. Keith and Scofield are current Trustees but are also Current Nominee Trustees. Information with respect to Messrs. Keith and Scofield is presented in the table above.
7	Member of Executive Commitee (which also functions as the Nominating Committee and the Qualified Legal Compliance Committee).
8	Current Nominee Trustee.
9	Member of Audit Committee.
10	Member of Distribution, 12b-1 and Service Committee.
11

It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen funds, as defined in the 1940 Act, because of his law firm's representation of affiliates of Wells Fargo, the parent company of EIMC, the Evergreen funds' investment adviser. The Trustees are treating Mr. Pettit as an interested Trustee for the time being.

12

Mr. Wagoner is an "interested person" of the Evergreen funds, as defined in the 1940 Act, because of his ownership of shares in Wells Fargo, the parent company of EIMC, the Evergreen funds' investment adviser.

The following table contains specific information about the dollar range of equity securities beneficially owned by each current Trustee and Nominee Trustee in the Fund and the aggregate dollar range of equity securities in other funds in the Evergreen family of funds overseen by the Trustees.

Name of Trustee	Dollar Range of Equity Securities in the Fund as of October 31, 2009	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Evergreen Family of Investment Companies as of December 31, 2009
Non-Interested Nominee Trustees
Peter G. Gordon	$0	$0
Isaiah Harris, Jr.	$0	$0
Judith M. Johnson	$0	$0
Dr. Leroy Keith, Jr.[1]	$1-$10,000	Over $100,000
David F. Larcker	$0	$0
Olivia S. Mitchell	$0	$0
Timothy J. Penny	$0	$0
Michael S. Scofield2,[1]	$1-$10,000	Over $100,000
Donald C. Willeke	$0	$0
Current Non-Interested Trustees
Carol A. Kosel	$0	Over $100,000
Gerald M. McDonnell[2]	$1-$10,000	Over $100,000
Patricia B. Norris	$0	Over $100,000
David M. Richardson	$0	Over $100,000
Dr. Russell A. Salton, III[2]	$0	Over $100,000
Richard J. Shima[2]	$10,001-$50,000	Over $100,000
Current Interested Trustees
William W. Pettit[2]	$0	Over $100,000
Richard K. Wagoner	$1-$10,000	Over $100,000
1	Messrs. Keith and Scofield are current Trustees but are also Current Nominee Trustees. Information with respect to Messrs. Keith and Scofield is presented in the table above.
2

In addition to the above amounts, the Trustee has over $100,000 indirectly invested in certain of the Evergreen funds through Deferred Compensation Plans, with the exception of Mr. Shima who has $50,001-$100,000 indirectly invested.

The Board of Trustees and Its Leadership Structure

The Fund is supervised by the Board. The Board meets periodically throughout the year to oversee the Fund's activities, reviewing, among other things, the Fund's performance and its contractual arrangements with various service providers. During the fiscal year ended October 31, 2009, the Board held 6 regular meetings and 9 special meetings. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he or she served.

The current Chairman of the Board, Michael S. Scofield, is not an "interested person" of the Fund, EIMC, Funds Management, FIA or Wells Capital, as defined in the 1940 Act (an "Independent Trustee"). The Independent Trustees meet periodically in the absence of the members of the Board not considered to be Independent Trustees. At those meetings, the Independent Trustees consider a variety of matters that they are required by law to consider, as well as certain other matters, including matters that are scheduled to come before the full Board, such as fund governance and leadership issues. The Independent Trustees are advised by independent legal counsel. In connection with each regular meeting of the Board, the Trustees meet separately from Evergreen management, including, periodically, with counsel for the Independent Trustees and with the Evergreen funds' Chief Compliance Officer.

Three of the five standing Committees of the Board are comprised exclusively of Independent Trustees. The Chairperson of each Committee is an Independent Trustee. A description of the responsibilities of each of the Committees follows.

The Board has an Executive Committee which consists of Dr. Russell A. Salton, III and the Chairman of the Board, Michael S. Scofield, each of whom is an Independent Trustee. The Executive Committee recommends Trustees to fill vacancies, prepares the agenda for Board Meetings, acts on routine matters between scheduled Board meetings and reviews and resolves conflicts of interest between the Fund and the Fund's investment adviser or its affiliates. The Executive Committee also oversees and assists Trustee oversight of: litigation commenced by or against the Evergreen funds; litigation commenced by or against any service provider to the Evergreen funds that relates to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Evergreen funds that relate to its services to the Evergreen funds or that may have a material effect on the service provider's ability to perform its services to the Evergreen funds. The Executive Committee also functions as the Nominating Committee and the Qualified Legal Compliance Committee (as further described below). The Executive Committee met 27 times during fiscal year 2009.

The Nominating Committee is responsible for nominating candidates for election to the Board. The Committee may solicit suggestions for persons to fill vacancies on the Board from such sources as it deems appropriate, including EIMC and its affiliates. The Committee will consider nominations for openings on the Board from Shareholders who have separately or as a group held for at least one full year at least 5% of the outstanding shares of the Fund. Shareholder recommendations should be sent to the attention of the Committee in care of the Evergreen fund's Secretary, and should include biographical information, including the proposed nominee's business experience for the past ten years and a description of the proposed nominee's qualifications, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. For additional detail, please see the Fund's Policy for the Consideration of Trustee Nominees attached as Exhibit B.

The Qualified Legal Compliance Committee is responsible for establishing written procedures for the confidential receipt, retention and consideration of any report of evidence of a material violation of an applicable U.S. federal or state securities law, a material breach of a fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law by a Fund or by any officer, Trustee, employee or agent of a Fund. The Committee is also responsible for determining whether an investigation is necessary regarding any report of evidence of a material violation.

The Board has a 15(c) Committee which consists of Dr. Leroy Keith, Jr., Carol A. Kosel, Patricia B. Norris, Dr. Russell A. Salton, III and the Chairman of the Committee, Michael S. Scofield, each of whom is an Independent Trustee. The 15(c) Committee is responsible for gathering relevant information to assist the full Board in fulfilling its obligations relating to the initial approval and renewal of advisory and distribution contracts pursuant to Section 15 of the 1940 Act. It may request information from and submit questions to the Fund's investment adviser and its affiliates in order for the full Board of Trustees to determine whether or not to enter into or renew Fund contracts. The 15(c) Committee met 4 times during fiscal year 2009.

The Board has an Audit Committee which consists of Gerald M. McDonnell, Dr. Russell A. Salton, III, and the Chairperson of the Committee, Patricia B. Norris, each of whom is an Independent Trustee. The purpose of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers, to review the quality and objectivity of the Fund's financial statements and the independent audits thereof, and to act as liaison between the Fund's independent auditors and the Board. The Audit Committee also oversees and assists Trustee oversight of matters related to pricing and valuation of portfolio securities. Each member of the Audit Committee is "independent" as defined in the listing standards of the NYSE Alternext U.S. Exchange (formerly known as the American Stock Exchange). The Audit Committee met 17 times during fiscal year 2009.

The Fund has a Performance Committee which consists of Richard J. Shima, Richard K. Wagoner and the Chairman of the Committee, Dr. Leroy Keith, Jr. The Performance Committee reviews all activities involving investment-related issues and activities of EIMC and any sub-advisers to the Evergreen funds and assesses the performance of the Evergreen funds. With the exception of Mr. Wagoner, the members of the Performance Committee are Independent Trustees. The Performance Committee met 6 times during fiscal year 2009.

The Fund has a Distribution, 12b-1, and Service Committee (formerly the 12b-1 Committee) which consists of David M. Richardson and the Chairperson of the Committee, Carol A. Kosel, each of whom is an Independent Trustee, and William W. Pettit. It is possible that Mr. Pettit may be viewed as an "interested person" of the Evergreen funds, as defined in the 1940 Act, because of his law firm's previous representation of affiliates of Wells Fargo, the parent company of EIMC, the Evergreen funds' investment adviser. The Distribution, 12b-1, and Service Committee oversees and assists Trustee oversight of: the means by which shares of the Evergreen funds are distributed; expenditures by the Evergreen funds' distributor of amounts paid under the funds' Rule 12b-1 plans; the nature and quality of services provided by the Evergreen funds' transfer agents; and the overall level of servicing provided to shareholders of the Fund. The Distribution, 12b-1, and Service Committee met 4 times during fiscal year 2009.

The Board reviews its leadership structure periodically and believes that its leadership structure, with Independent Trustees comprising a large majority of the Board and serving as the Chairpersons of the Board and each of its Committees, is appropriate to enable the Board to exercise independent oversight over the Fund and the conduct of its business. The Board believes that its independent leadership is particularly important in monitoring the performance of the Fund's service providers, including the Fund's investment adviser, which may face conflicts of interest or the appearance of conflicts of interest in their dealings with the Fund. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Fund's current operations.

The Board of Trustees and Risk Oversight

The Board's role is one of oversight, rather than active management. The Board meets regularly with investment professionals at EIMC, including EIMC's Chief Investment Officer, and periodically with the representatives of FIA, and if shareholders approve the New Advisory Agreement with Funds Management and the New Sub-Advisory Agreements with FIA and Wells Capital, will meet regularly with investment professionals at Funds Management, including Funds Management's Chief Investment Officer, and periodically with the representatives of FIA and Wells Capital. They consider information regarding FIA's, and will consider information regarding FIA's and Wells Capital's, investment program for the Fund, including certain elements of the process designed to limit various risks. They also periodically consider EIMC's evaluation of FIA's investment process and results and will consider Funds Management's evaluation of FIA's and Wells Capital's investment process and results. The Trustees also meet regularly with the Evergreen funds' Chief Compliance Officer to discuss compliance and other risks involving the Evergreen funds. Various personnel, including the Evergreen funds' Chief Compliance Officer, as well as various personnel of EIMC and other service providers, such as an Evergreen fund's independent accountants, may report to the Board or the Audit Committee with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. Not all risks that may affect an Evergreen fund can be identified, it may not be practical or cost-effective to eliminate or to mitigate certain risks, and there can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board. The Trustees considered that it may be necessary for the Fund to bear certain risks (such as investment-related risks) to achieve its goals. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Evergreen funds.

Qualifications of Trustees

Generally, no one factor was decisive in the original selection of an individual to join the Board or the selection of an individual to be nominated to join the Board. Among the factors the Board considered when concluding that an individual should serve (or be nominated to serve) on the Board were the following: (i) the individual's business and professional experience and accomplishments; (ii) the individual's ability to work effectively with the other members of the Board; (iii) the individual's prior experience, if any, serving on the boards of public companies (including, where relevant, other registered investment companies) and other complex enterprises and organizations; and (iv) how the individual's skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current or Nominee Trustee, the individual's substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the individual should serve as a Trustee of the Fund or be nominated to serve as a Trustee of the Fund. Each current and Nominee Trustee's recent prior professional experience is summarized in the table above in the section entitled "Current Trustee and Nominee Trustee Information."

In certain cases, additional considerations contributed to the Board's conclusion that an individual should serve on the Board. For example, with regard to the current Trustees of the Fund, the Board considered each of the following in concluding that the individual should serve as a Trustee of the Fund: Dr. Keith's experience serving as a director of other companies, including investment companies in an unrelated fund family, as well as his experience as trustee of investment companies related to the Fund; Ms. Kosel's experience as a consultant to the Board, as Treasurer of the Evergreen funds and as an executive at Evergreen Investments, Inc.; Mr. McDonnell's, Mr. Richardson's, and Dr. Salton's substantial management and business experience and prior service as trustees of investment companies related to the Fund; Ms. Norris' experience as a partner of a major independent registered public accounting firm; Mr. Pettit's career in the legal field and service as a director of several companies, as well as his experience as trustee of investment companies related to the Fund; Mr. Scofield's career in the legal field, his experience since 1984 as a trustee of investment companies related to the Fund, including his experience as Chairman of the Evergreen funds, and his service as chairman of the Independent Directors Council, an organization dedicated to serving the independent investment company director community, and other leadership positions in the investment company industry; Mr. Shima's leadership experience, including as an executive, director, or trustee of several organizations and his long career and investment experience in the insurance industry, as well as his experience as trustee of investment companies related to the Fund; and Mr. Wagoner's experience as an executive in the finance industry, as well as his experience as trustee of investment companies related to the Fund.

With regard to the New Nominee Trustees, the Board considered that certain Evergreen open-end funds are proposed to be reorganized and become part of Wells Fargo Advantage Funds, a large and diverse family of mutual funds, that the persons currently serving as Trustees of those funds (the New Nominee Trustees) would, along with Messrs. Scofield and [  ], as a result, become Trustees of the successor funds to such Evergreen open-end funds, and that it would likely be desirable for the same persons to serve as Trustees of both the Fund and the reorganized Evergreen funds.

In concluding that each of the New Nominee Trustees should be nominated to serve as a Trustee of the Fund, the Board considered that each New Nominee Trustee is currently a trustee of Wells Fargo Advantage Funds and as such has experience with many of the issues a Trustee of the Fund is likely to face and with the Wells Fargo/Evergreen organization. The Board also considered specific qualifications of each of them, including among other things: Mr. Gordon's extensive business experience and service as Chairman, President and Chief Executive Officer of a significant business enterprise and as Chairman of the Wells Fargo Advantage Funds Board of Trustees; Mr. Harris' extensive business experience and service as a director of two publicly-traded companies; Ms. Johnson's leadership experience with a state employees retirement fund; Professor Larcker's career in the teaching of accounting and his related research; Professor Mitchell's career in the teaching of insurance and risk management and her related research; Mr. Penny's leadership experience, including as the President of a non-profit organization; and Mr. Willeke's career in the legal field and service as general counsel of a state employees retirement fund. If the New Nominee Trustees are elected, it is expected that they, together with Messrs. Scofield and Keith, will appoint from among their number a Chairperson and members of the various Committees described above, so long as they choose to maintain such Committees in existence.

References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board.

Consideration of Diversity by the Nominating Committee

The Nominating Committee takes the overall diversity of the Board into account when considering and evaluating nominees for Trustee. While the Nominating Committee has not adopted a specific policy on diversity or a particular definition of diversity, when considering nominees, the Nominating Committee generally considers the manner in which each nominee's professional experience, background, skills in matters that are relevant to the oversight of the funds (e.g., investment management, distribution, accounting, trading, compliance, legal), and general leadership experience are complementary to the existing Trustees' attributes.

Nominating Committee Process

The Executive Committee also functions as the Nominating Committee. The members of the Executive Committee are "independent" as defined in the New York Stock Exchange's listing standards. The Executive Committee Charter describes the Nominating Committee functions. A copy of the Evergreen funds' Executive Committee Charter is attached as Exhibit A.

The Board has approved a policy pursuant to which the Board may consider nominees for election as Trustees. The policy states the minimum nominee qualifications, the process for identifying and evaluating trustee nominees and the process for considering nominees recommended by shareholders. The Evergreen funds' Policy for the Consideration of Trustee Nominees is attached as Exhibit B.

Communications with Board Members

The Board has approved a policy for communications with Board members. Any shareholder who wishes to send a communication to the Board of Trustees of an Evergreen fund should send the communication to the Evergreen Board of Trustees, P.O. Box 20083, Charlotte, North Carolina 28202. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of the Fund's Board, the communication should be specifically addressed to such individual Trustee or Committee and sent to the above address.

Trustee Attendance Policy at Annual Shareholder Meetings

The Evergreen funds that are listed on the New York Stock Exchange are required to hold an Annual Meeting of Shareholders. On March 18, 2004, the Board approved a policy for Trustee attendance at annual shareholder meetings that encourages Trustee attendance at each Annual Meeting of Shareholders in person or by video conference.

No Trustee attended the previous year's Annual Meeting of Shareholders held on February 12, 2010.

Current Officers

The following table contains specific information about each executive officer of the Fund as of October 31, 2009, including: name, address and date of birth, position held with the Fund, length of time served and principal occupation(s) during the past five years, including offices held with EIMC, Wells Fargo and their affiliated companies.

Name, Address and Date of Birth	Position with Trust	Principal Occupation(s) for Last Five Years
W. Douglas Munn 200 Berkeley Street, Boston, MA 02116 DOB: 4/21/1963	President since 2009	President and Chief Executive Officer, Evergreen Investment Company, Inc. Chief Operating Officer, Wells Fargo Funds Management, LLC. Former Chief Operating Officer, Evergreen Investment Company, Inc.
Kasey L. Phillips 200 Berkeley Street Boston, MA 02116-5034 DOB: 12/12/1970	Treasurer since 2005

Senior Vice President, Evergreen Investment Management Company, LLC. Treasurer, Wells Fargo Advantage Funds. Former Vice President, Evergreen Investment Services, Inc. Former Assistant Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce 200 Berkeley Street Boston, MA 02116-5034 DOB: 4/20/1960	Secretary since 2003

Managing Counsel, Wells Fargo & Company. Secretary and Senior Vice President, Alternative Strategies Brokerage Services, Inc. Secretary and Senior Vice President, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC.

Robert Guerin 200 Berkeley Street Boston, MA 02116-5034 DOB: 9/20/1965	Chief Compliance Officer since 2007

Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc. Compliance Manager, Wells Fargo Funds Management Group. Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC. Former Principal and Director, Compliance and Risk Management, State Street Global Advisors. Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management.

W. Douglas Munn oversees the operations of the Fund. Michael H. Koonce is responsible for maintaining the minutes of all meetings and actions of Trustees and Shareholders. Kasey L. Phillips is responsible for maintaining the books and records of the Fund and for working with the Fund's portfolio managers on a continuous basis to ensure that accounting records are properly maintained. Robert Guerin is responsible for reviewing Fund policies and procedures and monitoring the Fund's compliance with them.

Remuneration and Other Affiliations of Officers and Trustees

Fees, salaries or other remuneration of officers of the Fund who also serve as officers or employees of EIMC or any of its affiliated companies are borne by EIMC or the Wells Fargo affiliate for whom the individual serves. The Fund's principal executive officers did not receive any compensation or expense reimbursement from the Fund for the fiscal year ended October 31, 2009. The Fund reimburses all Trustees for expenses incurred in connection with attending meetings of the Board. For the fiscal year ended October 31, 2009, the Trustees earned the following compensation from the Fund and the Evergreen fund complex:

Name of Person and Position with the Fund	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses[1]	Total Compensation From the Fund and Fund Complex Paid to Trustees[2]
Non-Interested Nominee Trustees
Peter G. Gordon	$0	N/A	$0
Isaiah Harris, Jr.	$0	N/A	$0
Judith M. Johnson	$0	N/A	$0
Dr. Leroy Keith, Jr., Trustee[3]	$479	N/A	$239,000
David F. Larcker	$0	N/A	$0
Olivia S. Mitchell	$0	N/A	$0
Timothy J. Penny	$0	N/A	$0
Michael S. Scofield, Trustee[3]	$686	N/A	$352,550[4]
Donald C. Willeke	$0	N/A	$0
Current Non-Interested Trustees
Carol A. Kosel, Trustee	$447	N/A	$232,667
Gerald M. McDonnell, Trustee	$421	N/A	$207,500[4]
Patricia B. Norris, Trustee	$478	N/A	$244,733
David M. Richardson, Trustee	$421	N/A	$207,500
Dr. Russell A. Salton, III, Trustee	$454	N/A	$238,900[4]
Richard J. Shima, Trustee	$421	N/A	$210,500[4]
Current Interested Trustees
William W. Pettit, Trustee	$429	N/A	$210,833
Richard K. Wagoner, Trustee	$421	N/A	$207,500
1	The Fund does not currently provide pension or retirement plan benefits to the Trustees.
2	As of October 31, 2009, the Evergreen fund complex consisted of ten open-end investment management companies representing sixty-eight separate series and six closed-end funds.
3	Messrs. Keith and Scofield are current Trustees but are also Current Nominee Trustees. Information with respect to Messrs. Keith and Scofield is presented in the table above.
4

Includes compensation deferred pursuant to a Trustee Compensation Deferral Plan. Of the total compensation from the Fund and other Evergreen funds reflected above payable to Messrs. Austin, McDonnell, Salton, Scofield and Shima for the fiscal year ended October 31, 2009, the following amounts were deferred: $18,633, $126,333, $11,979, $2,617 and $18,833, respectively.

II. APPROVAL OF THE NEW ADVISORY AGREEMENT WITH WELLS FARGO FUNDS MANAGEMENT, LLC, THE NEW SUB-ADVISORY AGREEMENT WITH FIRST INTERNATIONAL ADVISORS, LLC AND THE NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED (PROPOSALS 2A, 2B AND 2C)

Shareholders are being asked to approve the New Advisory Agreement with Funds Management to replace the Current Advisory Agreement with EIMC, as well as a New Sub-Advisory Agreement with FIA to replace the Current Sub-Advisory Agreement with FIA. In addition, Shareholders are being asked to approve a New Sub-Advisory Agreement with Wells Capital. Pursuant to the New Sub-Advisory Agreement with Wells Capital, Wells Capital will provide certain of the investment advisory services currently being performed by EIMC. If Shareholders do not approve the New Advisory Agreement with Funds Management, the New Sub-Advisory Agreements with FIA and Wells Capital will not be implemented, even if approved by Shareholders. However, the outcome of the vote for one New Sub-Advisory Agreement does not affect the outcome of the other New Sub-Advisory Agreement or the New Advisory Agreement.

The Trustees of the Fund, including the Independent Trustees, recommend that shareholders of the Fund approve the New Advisory Agreement and the New Sub-Advisory Agreements.

Following approval of the New Advisory Agreement and the New Sub-Advisory Agreements, Tim Stevenson, CFA, of Wells Capital is expected to continue to manage the options overlay strategy for the Fund (Mr. Stevenson currently provides the same services to the Fund as a portfolio manager at EIMC, current adviser to the Fund). Francis Claro, CFA, of Wells Capital is expected to continue to manage the international equities portion of the Fund (Mr. Claro currently provides the same services to the Fund as a portfolio manager at EIMC, current adviser to the Fund). Tony Norris and Peter Wilson of FIA are expected to continue to manage the international bond portion of the Fund. Mr. Norris will also continue to manage the asset allocation responsibilities of the Fund.

Comparison of the Current Advisory Agreement with EIMC and the New Advisory Agreement with Funds Management

The New Advisory Agreement contains terms that are similar to those of the Current Advisory Agreement. The terms of the New Advisory Agreement and the Current Advisory Agreement are described generally below, but are qualified entirely by reference to the New Advisory Agreement and the Current Advisory Agreement. Please refer to Exhibit D for a form of the New Advisory Agreement and the Current Advisory Agreement.

The Current Advisory Agreement was last approved by the Board, including the Independent Trustees on September 24, 2009 and was last approved by shareholders on February 12, 2009 in connection with a change in control of EIMC.

Under the Current Advisory Agreement, subject to the supervision of the Board, EIMC manages the investment and reinvestment of the assets of the Fund in conformity with the Fund's investment objectives and restrictions. Under the New Advisory Agreement, Funds Management will provide such services, also subject to the supervision of the Board. Under the Current Advisory Agreement, the Fund pays EIMC a fee at an annual rate of 0.95% of its average daily total assets. For purposes of the Current Advisory Agreement, total assets are defined as (i) the net assets of the Fund (including assets attributable to any preferred shares that may be outstanding), plus (ii) any assets of the Fund attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings"), without deducting liabilities representing external borrowings. If shareholders approve the New Advisory Agreement, the advisory fee rate paid by the Fund to Funds Management for providing such services will be identical to the advisory fee rate currently paid to EIMC. For the most recent fiscal year, the Fund paid EIMC __. EIMC waived __ of those fees.

Both the Current and New Advisory Agreements may be terminated without payment of any penalty, by the Board or by a majority vote of the outstanding voting securities of the Fund upon 60 days' prior written notice to EIMC, or by EIMC upon 60 days' prior written notice to the Fund. Both the Current and New Advisory Agreements also provide for automatic termination in the event of their "assignment" as such term is defined in the 1940 Act. The New Advisory Agreement may also be terminated immediately by Funds Management or the Fund in the event that either party (i) breaches a material term of the New Advisory Agreement, (ii) commits a material violation of any governing law or regulations, or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of the other party.

The Current Advisory Agreement provides that EIMC is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Current Advisory Agreement, except a loss resulting from EIMC's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations under the Current Advisory Agreement. The New Advisory Agreement provides that Funds Management shall not be liable for any mistake in judgment and that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of Funds Management or any of its officers, directors, employees or agents, Funds Management shall not be subject to liability to the Fund or to any shareholders of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

The New Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties thereunder on the part of Funds Management or any of its officers, directors, employees or agents, the Fund will indemnify and hold harmless Funds Management against all claims resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund, its officers, directors, employees or affiliates, and that Funds Management will indemnify and hold harmless the Fund from losses arising from Funds Management's willful misfeasance, bad faith, negligent acts or reckless disregard of its duties. The Current Advisory Agreement has no similar provisions.

Comparison of the Current Sub-Advisory Agreement with FIA and the New Sub-Advisory Agreement with FIA

The New Sub-Advisory Agreement among FIA, Funds Management and the Fund contains terms that are similar to those of the Current Sub-Advisory Agreement between FIA and EIMC on behalf of the Fund. The terms of the New Sub-Advisory Agreement and Current Sub-Advisory Agreement are described generally below, but are qualified entirely by reference to the New Sub-Advisory Agreement and Current Sub-Advisory Agreement. Please refer to Exhibit E for a form of the New Sub-Advisory Agreement and the Current Sub-Advisory Agreement.

The Current Sub-Advisory Agreement was last approved by the Board of the Fund, including the Independent Trustees, on September 24, 2009, and was last approved by shareholders on February 12, 2009 in connection with a change in control of FIA.

Under the Current Sub-Advisory Agreement, subject to the supervision of the Board and EIMC, FIA is responsible for furnishing an investment program with respect to the portion of the Fund's portfolio invested in debt securities and making all investment decisions relating thereto. Similarly, pursuant to the New Sub-Advisory Agreement, FIA is responsible, subject to oversight by Funds Management and the Board, for managing the investment and reinvestment of that portion of the assets of the Fund identified from time to time by Funds Management or the Board in a manner consistent with the Fund's investment objective, policies and restrictions, and applicable federal and state law. As such, FIA has full discretion and is authorized to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets of the Fund.

For providing these services under the Current Sub-Advisory Agreement, FIA is entitled to receive a fee from EIMC at the annual rate of 0.05% of the average daily total assets of the Fund. For purposes of the Current Sub-Advisory Agreement, total assets are defined as (i) the net assets of the Fund (including assets attributable to any preferred shares that may be outstanding), plus (ii) any assets of the Fund (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings"), without deducting liabilities representing external borrowings. If shareholders approve the New Sub-Advisory Agreement, the sub-advisory fee annual rate paid by Funds Management to FIA for providing such services will be 0.15% of the Fund's total assets. For the most recent fiscal year, EIMC paid FIA ___.

The Current Sub-Advisory Agreement may be terminated without payment of any penalty, by the Trustees, EIMC, or by a majority vote of the outstanding shares of the Fund upon 60 days' prior written notice to FIA, or by FIA upon 90 days' prior written notice to EIMC, or upon shorter notice as may have been mutually agreed upon. Similarly, the New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Trustees, or by a majority vote of the Fund's outstanding voting securities, or by Funds Management or FIA upon 60 days' written notice to the other party. Notice may be waived by the party entitled to receipt thereof. The New Sub-Advisory Agreement may also be terminated immediately by Funds Management, FIA, or the Fund in the event that another party: (i) breaches a material term of the New Sub-Advisory Agreements; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of the terminating party. Both the Current and New Sub-Advisory Agreements also provide for automatic termination in the event of their "assignment" as such term is defined in the 1940 Act.

The Current Sub-Advisory Agreement with FIA provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations thereunder on the part of FIA, neither FIA nor any of its officers, directors, shareholders, employees or agents shall be liable for any act or omission in the course of, or connected with, rendering services under the Current Sub-Advisory Agreement, or for any losses that may be sustained in the purchase, holding or sale of any security or as a result of any other act or omission. The New Sub-Advisory Agreement provides that FIA shall not be liable for any mistake in judgment and that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of FIA or any of its officers, directors, employees or agents, FIA shall not be subject to liability to Funds Management, to the Fund, or to any shareholders of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, FIA shall be responsible for the accuracy and completeness (and liable for the lack thereof ) of the statements and data (only if FIA furnishes to Funds Management or the Fund any such data for inclusion in Fund documents) furnished by FIA for use by Funds Management in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to FIA, the portfolio managers of the Fund and the investment of the portion of the Fund's assets that FIA manages.

The New Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of FIA or any of its officers, directors, employees or agents, FIA shall not be responsible for, and the Fund and Funds Management (severally, but not jointly) will indemnify and hold harmless FIA, its partners, employees, affiliates and agents against certain claims relating to FIA's act(s) or omission(s) in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security or certain other delineated circumstances, and that FIA will indemnify and hold harmless the Fund and Funds Management and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) from losses arising from its willful misfeasance, bad faith, grossly negligent acts or reckless disregard of its obligations or duties under the New Sub-Advisory Agreement. The Current Sub-Advisory Agreement has no similar provisions.

The New Sub-Advisory Agreement with Wells Capital

The terms of the New Sub-Advisory Agreement among Wells Capital, Funds Management and the Fund are described generally below, but are qualified entirely by reference to the New Sub-Advisory Agreement. Please refer to Exhibit F for a form of the New Sub-Advisory Agreement.

Pursuant to the New Sub-Advisory Agreement, Wells Capital is responsible, subject to oversight by Funds Management and the Board, for managing the investment and reinvestment of that portion of the assets of the Fund identified from time to time by Funds Management or the Board in a manner consistent with the Fund's investment objective, policies and restrictions, and applicable federal and state law. As such, Wells Capital has full discretion and is authorized to place orders, issue instructions, and select broker-dealers for the purchase and sale of securities and other investment assets of the Fund.

For providing these services, Wells Capital is entitled to receive a fee from Funds Management at the annual rate of 0.40% of the Fund's total assets. Since Wells Capital will be compensated by Funds Management, and not the Fund itself, the addition of Wells Capital as a sub-advisor to the Fund will not result in an increase in the total advisory fee rate paid by the Fund.

The New Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Trustees, or by a majority vote of the Fund's outstanding voting securities, or by Funds Management or Wells Capital upon 60 days' written notice to the other party. Notice may be waived by the party entitled to receipt thereof. The New Sub-Advisory Agreement may also be terminated immediately by Funds Management, Wells Capital or the Fund in the event that a respective party: (i) breaches a material term of the New Sub-Advisory Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of a respective party. The New Sub-Advisory Agreement also provides for automatic termination in the event of its "assignment" as such term is defined in the 1940 Act.

The New Sub-Advisory Agreement provides that Wells Capital shall not be liable for any mistake in judgment and that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of Wells Capital or any of its officers, directors, employees or agents, Wells Capital shall not be subject to liability to Funds Management, to the Fund, or to any shareholders of the Fund for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, Wells Capital shall be responsible for the accuracy and completeness (and liable for the lack thereof ) of the statements and data (only if Wells Capital furnishes to Funds Management or the Fund any such data for inclusion in Fund documents) furnished by Wells Capital for use by Funds Management in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to Wells Capital, the portfolio managers of the Fund and the investment of the Wells Capital portion of the Fund's assets.

The New Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of Wells Capital or any of its officers, directors, employees or agents, Wells Capital shall not be responsible for, and the Fund and Funds Management (severally, but not jointly) will indemnify and hold harmless Wells Capital, its partners, employees, affiliates and agents against certain claims relating to Wells Capital's act(s) or omission(s) in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security or certain other delineated circumstances, and that Wells Capital will indemnify and hold harmless the Fund and Funds Management and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) from losses arising from its willful misfeasance, bad faith, grossly negligent acts or reckless disregard of its obligations or duties under the New Sub-Advisory Agreement.

The Trustees' Considerations

At their telephonic meeting on May 11, 2010, the Trustees of the Evergreen funds, including the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund or any of its investment advisers or sub-advisers (the "Independent Trustees"), approved the New Advisory Agreement with Funds Management as well as the New Sub-Advisory Agreements with Wells Capital and FIA. Because the 1940 Act requires trustee approval of definitive advisory agreements to occur at an in-person meeting, the Trustees, including the Independent Trustees, intend to consider each of these agreements again at their in-person meetings scheduled for June 9-10, 2010, where they expect to approve them.

In considering at the May meeting whether to approve the New Advisory Agreement and the New Sub-Advisory Agreements, the Trustees took into account that they had most recently approved the annual continuation of the Fund's existing investment advisory and sub-advisory agreements in September 2009. That approval followed a lengthy process during which the Trustees considered a variety of factors, including, for example, the nature and quality of services that the Fund receives, and the fees that the Fund pays, under the agreements, and the Fund's investment performance, as well as a wide range of other matters that the Trustees considered to have a bearing upon the agreements.

The Trustees also considered that the New Advisory Agreement and the New Sub-Advisory Agreements were proposed in the context of the combination of the Evergreen and Wells Fargo mutual fund families. After the December 31, 2008 merger of the Wells Fargo and Wachovia organizations, representatives of the combined Wells Fargo asset management organization approached the Trustees of the Evergreen funds with a proposal to combine the Evergreen and Wells Fargo Advantage Fund families. Funds Management's representatives cited a number of important considerations favoring an eventual combination of the fund families, including, among others, the integration of the Evergreen and Wells Fargo investment management organizations; possible economies of scale through the increased size of the combined fund family; contractual savings from service providers to the combined funds; the ability to select the best funds from each family to continue as part of the combined fund family; and more seamless integration of the Evergreen funds into the combined Wells Fargo investment and shareholder servicing platforms and programs.

Over the course of 2009 and early 2010, the Board of Trustees of the Evergreen funds met repeatedly with the management teams of Funds Management and EIMC and worked to refine the proposed combination of the fund families. For the closed-end Evergreen funds, the proposed combination involved the approval of new investment advisory and sub-advisory agreements with Funds Management and affiliated (and un-affiliated) entities, name changes, and the election of new trustees. These proposals, as they relate to the Fund, are described in this Proxy Statement.

Throughout their consideration of the proposed combination of the fund families, the Trustees requested additional information from representatives of EIMC and Funds Management as they considered appropriate. The Trustees retained an independent industry consultant to assist them in evaluating the combination of the fund families and related information. They also met separately on numerous occasions with independent legal counsel to the Independent Trustees.

The Trustees' determinations to approve the New Advisory Agreement and the New Sub-Advisory Agreements were based on a comprehensive evaluation of the information provided to them. During their review, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. In their discussions, the Board made clear that, although the Fund's new agreements were proposed as part of a combination of the fund families that may well benefit the shareholders of the Evergreen funds as a whole, the Board would consider carefully the impact of the proposed combination on each Evergreen fund and its shareholders individually, and would thus evaluate the proposed New Advisory Agreement and New Sub-Advisory Agreements for the Fund independently.

The Trustees reviewed differences in the terms of the Current Advisory Agreement and the New Advisory Agreement, and between the Current Sub-Advisory Agreement and the New Sub-Advisory Agreements. Many of these differences are highlighted above in this Proxy Statement. The Trustees considered whether any change to the nature and quality of the comprehensive investment management services provided to the Fund would reasonably be expected as a result of adopting the New Advisory Agreement and the New Sub-Advisory Agreements. In this regard, they noted that the same investment management personnel presently responsible for providing investment advisory and sub-advisory services to the Fund would continue to do so under the new agreements. The Trustees considered the research and other capabilities and resources available to the proposed portfolio managers, as well as the investment performance record of these portfolio managers in managing the Fund.

The Trustees observed that the proposed fee rate under the New Advisory Agreement was identical to the fee rate under the Current Advisory Agreement. They noted that there were certain changes proposed to the fee rates under the New Sub-Advisory Agreements, which would have no impact on the aggregate fees paid by the Fund for advisory services. Funds Management asserted, and the Trustees took into account, that these changes were not expected to have any impact on the quality of services provided to the Funds or on the profitability of the advisory and sub-advisory arrangements to Funds Management and its affiliates (which include FIA and Wells Capital). The Trustees reviewed information prepared by an independent data provider regarding the Fund's management fee and other expenses relative to the fees and expenses of other peer funds They noted that the Fund's management fees were higher than some of the fees of its peer funds but were below the median fees of its peer groups; they determined on the basis of the information presented that the Fund's fees did not appear excessive. During the course of their consideration of fees, the Trustees noted that in certain cases, Funds Management and/or its affiliates provide to other clients (including principally other existing Evergreen funds) advisory services that are comparable in some degree to the advisory services that they would provide to the Fund, and considered comparative fee information, as well as information regarding similarities and differences in the services provided, in this regard. In light, in part, of the fact that there were material differences between the Fund's investment program and the investment programs of these other clients, the Trustees did not consider the comparative fee information to be particularly useful in their consideration of the Fund's proposed agreements.

The Trustees considered that, although the Fund was not making a continuous offering of its shares so that the likelihood of achieving economies of scale following the Fund's initial offering was relatively low, the Fund may potentially benefit to the extent that contractual arrangements with service providers to the combined fund family could be negotiated on a more favorable basis as a result of the increased scale of the combined fund family. They also considered information provided to them regarding the profitability of the advisory fees paid under the Current Advisory Agreement to EIMC, and regarding the anticipated profitability of such fees to Funds Management under the New Advisory Agreement, and determined that the profitability of these arrangements was not so high as to prevent their approving the new agreements.

Principal Executive Officers and Directors of Funds Management

The following is a list of Funds Management's principal executive officers and directors. Funds Management's principal address is 525 Market Street, San Francisco, California 94105.

Name and Principal Occupation(s)
Karla M. Rabusch, President and Director
C. David Messman, Director, Senior Vice President, Secretary & Chief Legal Officer
Andrew Owen, Director and Executive Vice President
A. Erdem Cimen, Senior Vice President, Chief Financial Officer and Treasurer
Debra Ann Early, Senior Vice President and Chief Compliance Officer
W. Douglas Munn, Senior Vice President and Chief Operating Officer

Funds Management is an indirect, wholly-owned subsidiary of Wells Fargo. Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94163.

Principal Executive Officers and Directors of FIA

The following is a list of FIA's principal executive officers and directors. FIA's principal address is One Plantation Place, 30 Fenchurch Street, London EC3M 3BD.

Name and Principal Occupation(s)
Peter M. Wilson, Director
Anthony J. Norris, Director
Mandip Sohal, Chief Compliance Officer

FIA is a majority-owned subsidiary of Wells Fargo.

Principal Executive Officers and Directors of Wells Capital

The following is a list of Wells Capital's principal executive officers and directors. Wells Capital's principal address is 525 Market Street, San Francisco, California 94105.

Name and Principal Occupation(s)
Robert Bissell, President
Kirk Hartman, Chief Investment Officer
Mai Shiver, Director and Chief Compliance Officer
Karen Norton, Chief Administrative Officer and Chief Operating Officer
James Paulsen, Chief Investment Strategist
Amru Khan, Vice President, Sales and Marketing
William Timoney, Vice President
Sallie Squire, Director, Professional and Corporate Development
Francis Baranko, Director, Equity
David Germany, Director, Fixed Income
Mari Casas, Chief Technology Officer

Wells Capital is an indirect, wholly-owned subsidiary of Wells Fargo.

Other Similar Funds Managed by Funds Management, FIA and Wells Capital

The following table contains certain information regarding funds for which Funds Management, FIA and Wells Capital provide investment advisory services and that may have similar investment objectives and policies as the Fund.

Name of Fund	Wells Fargo Advantage International Core Fund[1]
Net Asset as of [ ]
Advisory Fee Rate	First $500 million - 0.850% Next $500 million - 0.800% Next $1 billion - 0.750% Next $2 billion - 0.725% Over $4 billion - 0.700%
Sub-Advisory Fee Rate for FIA
Sub-Advisory Fee Rate for Wells Capital	First $200 million - 0.45% Over $200 million - 0.40%
Fee Waivers and Reimbursements	None
1

The Wells Fargo Advantage International Core Fund ("International Core Fund") is a "Shell Fund" being registered with the Securities and Exchange Commission in order to receive the assets and assume the liabilities of Evergreen International Equity Fund ("International Equity Fund") in connection with the reorganization of International Equity Fund into International Core Fund, which is expected to close on or about July 16, 2010. Currently, International Equity Fund is being managed by EIMC, and International Core Fund will be managed by Funds Management. Net assets shown are those of International Equity Fund.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Fund's Trustees, principal executive officers and certain other persons to file reports regarding ownership of, and transactions in, the Fund's securities with the Securities and Exchange Commission ("SEC"). Copies of the required filings must also be furnished to the Fund. For the prior fiscal year, the Fund believes that all reports required to be filed by the Fund's officers and Trustees were filed on a timely basis.

Forms 3, 4, and 5 for the officers and Trustees of the Fund may be accessed through Evergreen Investments' Web site at www.EvergreenInvestments.com.

Service Providers

Investment Adviser and Administrator. EIMC, an indirect wholly owned subsidiary of Wells Fargo, a California-based, multi-bank financial holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder, currently serves as both the Fund's investment adviser and administrator. EIMC has been managing mutual funds and private accounts since 1932. The principal business address of EIMC is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

It is expected that Funds Management will be proposed to serve as the administrator to the Fund, replacing EIMC, the Fund's current administrator.

For the fiscal year ended October 31, 2009, the Fund paid $__ in administrative fees.

Investment Sub-adviser. FIA, a majority-owned subsidiary of Wells Fargo and an affiliate of EIMC and Funds Management, currently serves as a sub-adviser to the Fund. The principal business address of FIA is One Plantation Place, 30 Fenchurch Street, London EC3M 3BD.

Brokerage Commissions. Wells Fargo Advisers, LLC is a broker-dealer affiliated with Wells Fargo and the Fund. For the fiscal year ended October 31, 2009, Wells Fargo Advisers, LLC received __ in brokerage commissions paid by the Fund, which represented __% of the Fund's aggregate brokerage commissions paid to Wells Fargo Advisors, LLC and __% of the Fund's aggregate dollar amount of commissionable transactions effected through Wells Fargo Advisors, LLC.

Transfer Agent. Computershare Fund Services is the Fund's transfer agent and is located at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Other Business

As of the date of this proxy statement, neither the Fund's officers nor EIMC are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

Required Vote for Proposal 1

If a quorum is present or represented at the Meeting, the affirmative vote of a plurality of the votes cast by shareholders present in person or represented by proxy at the Meeting and entitled to vote is required for the election of trustees (Proposal 1).

Required Vote for Proposals 2a, 2b and 2c

Approval of each of the New Advisory Agreement with Funds Management, the New Sub-Advisory Agreement with FIA and the New Sub-Advisory Agreement with Wells Capital requires the affirmative vote of a majority of the oustanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the oustanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present in person or by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

If Shareholders do not approve the New Advisory Agreement, the New Sub-Advisory Agreements with FIA and Wells Capital will not be adopted, even if approved by Shareholders. However, the outcome of the vote for one New Sub-Advisory Agreement does not affect the outcome of the other New Sub-Advisory Agreement or the New Advisory Agreement.

A Shareholder who objects to any proposal will not be entitled under either Delaware law or the Declaration to demand payment for, or an appraisal of, his or her Shares.

Notice

A Certificate of Trust in respect of the Fund is on file with the Secretary of the State of Delaware. As provided in the Fund's Declaration, the obligations of any instrument made or issued by any Trustee or Trustees or by any officer or officers of the Fund are not binding upon any of them or the Shareholders individually, but are binding only upon the assets and property of the Fund.

Shareholder Proposals

Currently, the Fund holds an annual meeting of Shareholders for the purpose of electing Trustees.

Any Shareholder desiring to present a proposal for consideration at the 2011 annual meeting of Shareholders of the Fund to be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen International Balanced Income Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before August 30, 2010.

Any Shareholder desiring to present a proposal for consideration at the 2011 annual meeting of Shareholders of the Fund that will not be included in the Fund's proxy materials should submit such a timely proposal in writing to the Secretary, c/o Evergreen Investment Services, Inc., Evergreen International Balanced Income Fund, 200 Berkeley Street, Boston, MA 02116-5034 by the close of business on or before November 13, 2010, but no earlier than October 29, 2010.

The persons named as proxies for this Special Meeting of Shareholders of the Fund will have discretionary authority to vote on any matters presented at the meeting of which the Fund did not have notice on or before October 12, 2009.

Mere submission of a proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the 2011 annual meeting since such inclusion and presentation are subject to various conditions and requirements, including those required by applicable law.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE AS A TRUSTEE, IN FAVOR OF THE NEW ADVISORY AGREEMENT WITH WELLS FARGO FUNDS MANAGEMENT, LLC, IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH FIRST INTERNATIONAL ADVISORS, LLC AND IN FAVOR OF THE NEW SUB-ADVISORY AGREEMENT WITH WELLS CAPITAL MANAGEMENT INCORPORATED.

Michael H. Koonce, Secretary

May 27, 2010

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY

VOTE BY TELEPHONE:

1. Read the proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the Shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call Computershare Fund Services, our proxy solicitor, at (866) 860-8638 (toll free).

Exhibit A

EXECUTIVE COMMITTEE CHARTER

EVERGREEN FUNDS

1) The Executive Committee shall be composed entirely of independent Trustees.

2) The purposes of the Executive Committee are:

a) To formulate policies and procedures governing the Board's structure and operation;

b) To act as liaison between Evergreen (including, without limitation, Evergreen Investment Management Company, LLC and its affiliates) and the full Board of Trustees;

c) To act on behalf of the Board between regular Board meetings;

d) To act as the Qualified Legal Compliance Committee of the Board of Trustees;

e) To act as the Nominating Committee of the Board of Trustees;

f) To oversee generally the status of any litigation commenced by or against the Evergreen Funds; litigation commenced by or against any service provider to the Funds that relates to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds; non-routine regulatory actions, examinations, inspections, or other activities in respect of the Funds; and non-routine regulatory actions, examinations, inspections, or other activities in respect of any service provider to the Funds that relate to its services to the Funds or that may have a material effect on the service provider's ability to perform its services to the Funds (all of the foregoing referred to herein as "Legal Proceedings");

g) To regularly review the Funds' securities lending activities; and

h) To review the proxy voting activity for the Funds, including the results of proxy votes and related matters.

3) To carry out its purposes, the Executive Committee shall have the following duties and, without limitation, the following powers:

a) To prepare and recommend to the full Board written policies and procedures governing the structure and operation of the Board, including but not limited to policies relating to Board size, qualifications for Board membership, filling of vacancies, committees, compensation and retirement; and from time to time to review such policies and procedures and recommend any changes;

b) To select and to recommend to the full Board persons to fill vacancies on the Board;

c) To recommend to the full Board the amount of compensation to be paid to Trustees for service on the Board and on committees of the Board;

d) To take on behalf of the Board, between regular meetings of the full Board, any actions required to be taken by the Board that are not required by the Declaration of Trust or applicable law to be taken by the full Board or by another group of Trustees;

e) To report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Executive Committee may deem necessary or appropriate;

f) To submit Trustees' inquiries to the Evergreen Funds' investment adviser and its affiliates in connection with contract approvals;

g) In connection with its oversight of the status of any Legal Proceedings (i) meet with internal Evergreen Investment Management Company, LLC ("EIMC") counsel, and external counsel, if any, responsible for any Legal Proceedings as and to the extent the Committee believes appropriate in connection with its oversight responsibilities; (ii) generally oversee the filing by service providers of class action settlement documentation on behalf of the Funds and reporting from time to time to the full Board of Trustees with respect thereto; (iii) report to the full Board of Trustees periodically as to the status of any Legal Proceedings reviewed by the Committee.

4) The Executive Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

5) The Executive Committee shall have the resources and authority appropriate to discharge its responsibilities.The Executive Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Last Approved: December 9, 2009
Last Revised: November 17, 2009

Exhibit B

POLICY FOR THE CONSIDERATION OF TRUSTEE NOMINEES

EVERGREEN TRUSTS

The following Policy for the Consideration of Trustee Nominees (the "Policy") shall be followed by the Executive Committee (the "Committee") of each Evergreen Trust in filling vacancies on the Boards of Trustees or when Trustees are to be nominated for election by shareholders.

Minimum Nominee Qualifications

1. With respect to nominations for Trustees who are not interested persons of a Fund as defined by Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") ("Disinterested Trustees"), nominees shall be independent of the Fund's investment adviser and other principal service providers. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2. All nominees must qualify under all applicable laws and regulations.

3. The proposed nominee may not be within five years of the Fund's retirement age for Trustees unless he or she is nominated for re-election.

4. The Committee may also consider such other factors as it may determine to be relevant.

Other Qualifications

1. With respect to all proposed nominees, the Committee shall consider whether the proposed nominee serves on boards of or is otherwise affiliated with competing financial service organizations or their related fund complexes or companies in which the Evergreen Funds may invest.

2. The Committee shall consider whether the proposed nominee is able to and intends to commit the time necessary for the performance of Trustee duties.

3. The Committee shall consider the integrity and character of the proposed nominee, and the proposed nominee's compatibility with the current Trustees.

4. The Committee may require an interview with the proposed nominee.

Nominees Recommended by Shareholders

1. The Committee shall consider nominations for openings on the Board of Trustees from shareholders who have separately or as a group held for at least one full year 5% of the shares of a Fund.

2. The Committee shall give candidates recommended by shareholders the same consideration as any other candidate.

3. Shareholder recommendations should be sent to the attention of the Committee in care of the Fund's Secretary and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be a Disinterested Trustee, if applicable.

Process for Identifying and Evaluating Trustee Nominees

1. When identifying and evaluating prospective nominees for openings on the Board of Trustees, the Committee shall review all recommendations in the same manner, including those received from shareholders.

2. The Committee shall first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications will then be considered by the Committee with respect to the other qualifications listed above, and any other qualifications deemed to be important by the Committee.

3. Those nominees selected by the Committee shall be recommended to the Boards of Trustees.

Last Approved: December 6, 2007
Last Revised: November 1, 2007

Exhibit C

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
(Amended and Restated as of March 11, 2010)

The Board of Trustees (the "Board") of each Evergreen fund (each a "Fund") has adopted this Charter to govern the activities of the Audit Committee (the "Committee") of the Board with respect to its oversight of each Fund. This Charter applies separately to each Fund and its particular Board and Committee, and shall be interpreted accordingly. This Charter supersedes and replaces any audit committee charter previously adopted for the Fund by the Board or a committee of the Board.

Statement of Purpose and Functions

The Committee's general purpose is to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements, and its internal controls, and, as appropriate, the internal controls of certain service providers, including by assisting with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors. The Committee's purpose is also to prepare the report required by Item 407(d)(3)(i) of Regulation S-K to be included in the Fund's annual proxy statement if the proxy statement relates to the election of directors.

The Committee's function is oversight. While the Committee has the responsibilities set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits, to prepare or determine that the Fund's financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assure compliance with laws, regulations or any internal rules or policies of the Fund. Fund management is responsible for Fund accounting and the implementation and maintenance of the Fund's internal control systems, and the independent auditors are responsible for conducting a proper audit of the Fund's financial statements. The Committee has the responsibility to review the quality and objectivity of the Fund's financial statements and the independent audits thereof and to act as liaison between the Fund's independent auditors and the Board. Members of the Committee are not employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Committee receives information and (ii) the accuracy of financial and other information provided to the Committee by such persons or organizations absent actual knowledge to the contrary. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund's service providers, including its independent auditors.

The Committee also serves as the Fund's Pricing Committee and, in such capacity, reviews issues and activities related to the valuation of the Fund's securities.

Membership

The Committee shall have at least three (3) members. Each member of the Committee must be a member of the Board. The Board may remove or replace any member of the Committee at any time in its sole discretion. One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

Each Committee member must be an "independent" trustee, as that term is interpreted for purposes of Section 10A of and Rule 10A-3(b) under the Securities Exchange Act of 1934, as amended, and the listing standards of each exchange on which shares of any Evergreen fund are traded (each, an "Exchange"), taking into account any exceptions to those requirements set forth in such statute, rule, or listing standards. In addition, none of the Committee's members shall be an "interested person" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Committee members shall be independent trustees who, in the view of the Board, are free of any relationship that would interfere with the exercise of independent judgment. The Committee members shall collectively satisfy the independence, financial sophistication or expertise, and financial literacy standards of each Exchange.1

The Board of each Fund will determine whether there is at least one member of the Committee who is an independent audit committee financial expert as defined in Item 3 of Form N-CSR.

Responsibilities and Duties

The Committee's policies and procedures shall remain flexible to facilitate the Committee's ability to react to changing conditions and to generally discharge its functions. The following describe areas of attention in broad terms. The Committee shall:

1. Be directly responsible for the appointment, terms of engagement, compensation, and retention or termination of the Fund's independent auditors based on such matters as the Committee deems appropriate, including an evaluation of their independence and the nature and performance of the audit and any permitted non-audit services. The Fund's independent auditors must report directly to the Committee, which shall be directly responsible for the oversight of the independent auditors and resolution of disagreements between management and the independent auditors relating to financial reporting. The Board and the Fund's shareholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are required by applicable law.

2. To consider the independence of the Fund's independent auditors at least annually, and in connection therewith receive on a periodic basis formal written disclosures and letters from the independent auditors as required by the Independence Standards Board Standard ("ISB") No. 1 (or any subsequent replacement Standard). The Committee shall have responsibility for actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and for taking or recommending that the Board take appropriate action to oversee the auditors' independence.

3. To the extent required by applicable regulations (or if the Committee otherwise considers it appropriate), pre-approve (i) all audit and permitted non-audit services rendered by the independent auditors to the Fund and (ii) all non-audit services rendered by the independent auditors to the Fund's investment advisers (including sub-advisers) and to certain of the investment advisers' affiliates. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

4. Review the fees charged by the independent auditors to the Fund, the investment advisers and certain affiliates of the investment advisers for audit, audit-related and permitted non-audit services.

5. If and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

6. Obtain and review at least annually a report from the independent auditors describing (i) the accounting firm's internal quality-control procedures, (ii) any material issues raised (a) by the accounting firm's most recent internal quality-control review or peer review or (b) by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues, and (iii) all relationships between the independent auditors and the Fund.

7. Review with the Fund's independent auditors arrangements for and the scope of the annual audit and any special audits, including the form of any opinion proposed to be rendered to the Board and shareholders of the Fund.

8. If the Fund's shares are listed on an Exchange, meet with management and the independent auditors to review and discuss the Fund's annual audited financial statements and unaudited semi-annual financial statements, including a review and discussion of any specific disclosures of management's discussion (if any) of the Fund's investment performance.

9. Review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

10. Review with management and, as applicable, with the independent auditors, the Fund's accounting and financial reporting policies, practices and internal controls, and management's guidelines and policies with respect to risk assessment and risk management, including the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the independent auditors.

11. Receive at least annually a report from the auditors within 90 days prior to the filing of the auditor's report (or receive an updated report within such 90 day period, if the auditor's annual report is presented to the Committee more than 90 days prior to the filing of the auditor's report) which includes the following: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the auditors and the management of the Fund since the last annual report or update, and (iv) a description of all non-audit services provided, including fees associated with the services, to the Fund complex since the last annual report or update that were not subject to the pre-approval requirements as discussed above.

12. Review and discuss all disclosures made by the Fund's officers certifying the Fund's Form N-CSR, based on such officers' most recent evaluation, as to (i) all significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data, (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Fund's internal controls, and (iii) any significant change in internal controls or other factors that could significantly affect internal controls, in each case, as reported to the Committee.

13. Discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information provided by management to analysts or rating agencies. The Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

14. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Fund, the Fund's investment advisers, administrator, principal underwriter (if any) or any other provider of accounting-related services for the investment advisers of concerns regarding accounting or auditing matters.

15. Investigate or initiate the investigation of any improprieties or suspected improprieties in the Fund's accounting operations or financial reporting.

16. Review with counsel legal and regulatory matters that have a material impact on the Fund's financial and accounting reporting policies and practices or its internal controls.

17. Meet separately and periodically with management, with the independent auditors, and with internal auditors (if any) to review their audit plan and the result of completed audits.

18. Review periodic reports from management and the Evergreen Valuation Committee as to the implementation of the various procedures relating to the valuation of the Fund's portfolio securities.

19. Review recommendations as to the selection, retention or termination of pricing services.

20. Review periodically the Fund's Daily Portfolio Pricing Procedure, and to recommend any proposed changes to that Procedure to the Board when the Committee deems it necessary or appropriate.

21. Receive and review reports from the Chairman of the Evergreen Valuation Committee certifying as to compliance with the Fund's Daily Portfolio Pricing Procedure.

22. Review with the Fund's Chief Compliance Officer compliance with the Fund's Daily Portfolio Pricing Procedure.

23. Review errors in net asset value (NAV) calculations.

24. Consider any communications received from the Evergreen Valuation Committee regarding any unusual fair value situations that may arise.

25. Review reports by management regarding the profitability to Evergreen Investment Management Company LLC and its affiliates of investment advisory, administrative, transfer agency, and other services, if any, provided to the Fund by them; and review the various assumptions underlying such reports, including, without limitation, as to cost and expense allocations.

26. Consider generally whether and to what extent the Fund has realized the benefits of economies of scale resulting from increases in the size of the Fund or increases in the efficiency of service providers.

27. Review financial statements and other financial information provided to the Committee or to the Board of Trustees relating to any investment adviser or sub-adviser to the Fund.

28. Review information presented to it periodically by management as to the performance of Evergreen Fund Administration of its obligations in respect of the Fund.

29. Report to the Board on a regular basis (at least annually) on the Committee's activities.

30. Perform such other functions consistent with this Charter, the Agreement and Declaration of Trust and Bylaws applicable to the Fund, and applicable law or regulation, as the Committee or the Board deems necessary or appropriate.

The Committee may delegate any portion of its authority and responsibilities as set forth in this Charter to a subcommittee of one or more members of the Committee.

Meetings

At least annually, the Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund.

The Committee shall meet at least quarterly and shall hold other regular or special meetings as and when it deems necessary or appropriate. The Committee shall report its activities to the Board on a regular basis and make such recommendations with respect to the matters set forth in this Charter and other matters as the Committee may deem necessary or appropriate.

Outside Resources and Assistance from Management

The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Committee may request. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage, at the Fund's expense, independent counsel and other experts and consultants whose expertise the Committee considers necessary to carry out its responsibilities. The Fund shall provide for appropriate funding, as determined by the Committee, for the payment of: (i) compensation of the Fund's independent auditors for the preparation or issuance of an audit report relating to the Fund's financial statements or the performance of other audit, review or attest services for the Fund; (ii) compensation of independent legal counsel or other advisers retained by the Committee; and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in fulfilling its purposes or carrying out its responsibilities under this Charter.

Annual Evaluations

The Committee shall review and reassess the adequacy of this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Board.

Adoption and Amendments

The Board shall adopt and approve this Charter and may amend the Charter at any time on the Board's own motion.

1 As of the date of this Charter, shares of Evergreen International Balanced Income Fund and Evergreen Global Dividend Opportunity Fund were traded on the New York Stock Exchange and shares of Evergreen Income Advantage Fund, Evergreen Multi-Sector Income Fund, and Evergreen Utilities and High Income Fund were traded on the NYSE Alternext U.S. exchange (formerly known as the American Stock Exchange). The listing standards of the New York Stock Exchange require each member of an audit committee to be "financially literate" (or to become so within a reasonable time after his or her appointment to the committee) and at least one member of the committee must have "accounting or related financial management expertise," in each case as the Board interprets such qualification in its business judgment under the listing standards. The listing standards of the NYSE Alternext U.S. exchange require each member of an audit committee to be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement, and at least one member must be "financially sophisticated," as such term is defined in the listing standards of the NYSE Alternext U.S. exchange.

Exhibit D

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made as of this [ ]th day of [ ] 2009, among [WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND][ WELLS FARGO ADVANTAGE INTERNATIONAL BALANCED INCOME FUND][ WELLS FARGO ADVANTAGE INCOME OPPORTUNTIES FUND][ WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND][ WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND] (the "Fund"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116 and WELLS FARGO FUNDS MANAGEMENT, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California, 94105.

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end management investment company; and

WHEREAS, the Fund desires that the Adviser provide investment advisory services to the Fund, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Fund and the Adviser agree as follows:

Section 1. Appointment of the Adviser. The Fund is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, By-Laws (if any) and one or more of its Registration Statement(s) filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Fund's Board of Trustees (the "Board").

The investment authority granted to the Adviser shall include the authority to exercise whatever powers the Fund may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer, and participate in class actions and other legal proceedings on behalf of the Fund.

The Fund hereby employs Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide the other services specified in Section 2 hereof.

Section 2. Duties of the Adviser.

(a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. Among other things, the Adviser shall make all decisions with respect to the allocation of the Fund's investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities for the Fund, the Adviser is authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments affecting the Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by the Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Fund as the Adviser may believe appropriate or as the Board reasonably may request.

The Adviser shall promptly notify the Fund of (i) any changes regarding the Adviser that would impact disclosure in the Fund's Registration Statement(s), or (ii) any violation of any requirement, provision, policy or restriction that the Adviser is required to comply with under Section 6 of this Agreement. The Adviser shall immediately notify the Fund of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Fund.

(c) The Adviser will from time to time employ or sub-contract the services to certain persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser's duties hereunder; provided, however, that the employment or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder and provided further that the Adviser shall not have the authority to sub-contract advisory responsibilities without the consent of the Fund. The cost of performance of such duties will be borne and paid by the Adviser. No obligation may be imposed on the Fund in any such respect.

The Adviser shall supervise and monitor the activities of its representatives, personnel, sub-contractors, and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Adviser will be made available to consult with the Board at reasonable times and upon reasonable notice concerning the business of the Fund.

(d) The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Fund under the 1940 Act. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Fund pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Fund, including the Commission and the Internal Revenue Service. The books and records pertaining to the Fund which are in possession of the Adviser shall be the property of the Fund. The Fund, or the Fund's authorized representatives, shall have access to such books and records at all times during the Adviser's normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided promptly by the Adviser to the Fund's authorized representatives.

Section 3. Delivery of Documents to the Adviser. The Fund has furnished the Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement(s) filed with the Commission under the 1940 Act and the Securities Act; and
(c) Written guidelines, policies and procedures adopted by the Fund.

The Fund will furnish the Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Fund shall furnish the Adviser with any further documents, materials or information that the Adviser may reasonably request in connection with the performance of its duties hereunder.

Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more Sub-Adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 ("Sub-Advisers"). Each Sub-Adviser's employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the Fund (unless the Commission or its staff has given authorization or issued an interpretation dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub-Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

Section 5. Control by Board. Any investment activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

(b) the Registration Statement(s) of the Fund, as it or they may be amended from time to time (including any information transmitted to shareholders pursuant to Rule 8b-16 under the 1940 Act), filed with the Commission under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Fund, as it may be amended from time to time;

(d) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund, and any rules and regulations adopted thereunder; and

(e) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested in accordance with the Fund's policies on proxy voting.

Section 8. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Fund, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be to obtain the best price and execution. In selecting a broker-dealer to execute each particular transaction for the Fund, the Adviser will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to brokers and dealers who also provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its securities shall be borne by the Fund unless specifically provided otherwise in this Agreement or otherwise agreed by the Adviser and the Fund. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and registrar costs, all stock exchange listing expenses, expense of issue, sale, and repurchase of securities, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Fund: (a) to prepare press releases or to amend the Fund's registration statement or supplement the Fund's prospectus, and circulate the same, to reflect a change in the personnel of the Adviser responsible for making investment decisions in relation to the Fund; (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by actions of the Adviser.

Section 10. Compensation.

As compensation for the advisory services provided under this Agreement, the Fund shall pay the Adviser fees at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time.

Section 11. Standard of Care. The Fund will expect of the Adviser, and the Adviser will give the Fund the benefit of, the Adviser's best judgment and efforts in rendering its services to the Fund, and the Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Adviser shall not be subject to liability to the Fund or to any shareholders of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Non-Exclusivity. The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

Section 13. Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Fund, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Fund's administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund and will be made available for inspection and use by the Fund and its authorized representatives.

Section 14. Term and Approval. This Agreement shall become effective upon approval by a vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act) at a meeting called for the purpose of voting on such approval and execution by the Adviser and the Fund and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided, and shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) by the Board, or by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Fund's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Section 15. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or by the Commission staff in no-action letters issued under the 1940 Act.

This Agreement may also be terminated immediately by the Fund or the Adviser in the event that either party (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of such other party.

Section 16. Indemnification by the Adviser. The Fund shall not be responsible for, and the Adviser shall indemnify and hold the Fund or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

Section 17. Indemnification by the Fund. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Fund hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund, its officers, directors, employees or affiliates.

Section 18. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund shall be 200 Berkeley Street, Boston, Massachusetts 02116, Attention: [_____], and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention C. David Messman.

Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 20. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding voting securities of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board and the Adviser.

Section 21. Wells Fargo Name. The Adviser and the Fund each agree that the name "Wells Fargo," which comprises a component of the Fund's name, is a property right of the parent of the Adviser. The Fund agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Fund shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 22. Risk Acknowledgement. The Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser's overall management of the Fund. The Fund understands that investment decisions made for the Fund by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Adviser will manage only the securities, cash and other investments for which management responsibility is delegated to it and which are held in the Fund's account(s) and, in making investment decisions for the Fund, the Adviser will not consider any other securities, cash or other investments owned by the Fund.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

[WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND]
[WELLS FARGO ADVANTAGE INTERNATIONAL BALANCED INCOME FUND]
[WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND]
[WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND]
[WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND]

By: ________________________

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ________________________
Andrew Owen
Executive Vice President

SCHEDULE A

WELLS FARGO FUNDS MANAGEMENT INVESTMENT ADVISORY AGREEMENT

[Compensation provisions to be furnished in subsequent draft]

Most recent approval by the Board of Trustees: [ ], 2009

The foregoing fee schedule is agreed to as of [ ], 2009 and shall remain in effect until changed in writing by the parties.

[WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND]
[WELLS FARGO ADVANTAGE INTERNATIONAL BALANCED INCOME FUND]
[WELLS FARGO ADVANTAGE INCOME OPPORTUNITIES FUND]
[WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND]
[WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND]

By: __________________
[]
[]

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ___________________
Andrew Owen
Executive Vice President

CURRENT INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

AGREEMENT made the 16th day of January 2009, by and between EVERGREEN INTERNATIONAL BALANCED INCOME FUND, a Delaware statutory trust (the "Trust") and, EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC, a Delaware limited liability corporation (the "Adviser").

WHEREAS, the Trust and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain services for the Trust.

THEREFORE, in consideration of the promises and the mutual agreements hereinafter contained, the Trust and the Adviser agree as follows:

1. The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of the Trust in conformity with the Trust's investment objectives and restrictions as may be set forth in the Trust's prospectus and statement of additional information, as in effect from time to time, all subject to the supervision of the Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations set forth herein, for the compensation provided herein. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

2. The Adviser shall place all orders for the purchase and sale of portfolio securities for the account of the Trust with broker-dealers selected by the Adviser. In executing portfolio transactions and selecting broker-dealers, the Adviser will use its best efforts to seek best execution on behalf of the Trust. In assessing the best execution available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by that broker-dealer to the Trust and/or other accounts serviced by the Adviser. The Adviser is authorized to pay a broker-dealer who provides such brokerage and research services an amount of commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts over which the Adviser exercises investment discretion.

3. The Adviser, at its own expense, shall furnish to the Trust office space in the offices of the Adviser or in such other place as may be agreed upon by the parties from time to time, all necessary office facilities, equipment and personnel in connection with its services hereunder, and shall arrange, if desired by the Trust, for members of the Adviser's organization to serve without salaries from the Trust as officers or, as may be agreed from time to time, as agents of the Trust. The Adviser assumes and shall pay or reimburse the Trust for:

(a) the compensation (if any) of the Trustees of the Trust who are affiliated with the Adviser or with its affiliates, or with any adviser retained by the Adviser, and of all officers of the Trust as such; and

(b) all expenses of the Adviser incurred in connection with its services hereunder.

The Trust assumes and shall pay all other expenses of the Trust, including, without limitation:

(a) all charges and expenses of any custodian or depository appointed by the Trust for the safekeeping of the cash, securities and other property of the Trust;

(b) all charges and expenses for bookkeeping and auditors;

(c) all charges and expenses of any transfer agents and registrars appointed by the Trust;

(d) all fees of all Trustees of the Trust who are not affiliated with the Adviser or any of its affiliates, or with any adviser retained by the Adviser;

(e) all brokers' fees, expenses, and commissions and issue and transfer taxes chargeable to the Trust in connection with transactions involving securities and other property to which the Trust is a party;

(f) all stock exchange listing expenses;

(g) all taxes and trust fees payable by the Trust to Federal, state, or other governmental agencies;

(h) all costs of certificates representing shares of the Trust;

(i) all fees and expenses involved in registering and maintaining registrations of the Trust with the Securities and Exchange Commission (the "Commission") and registering or qualifying the Trust's shares under state or other securities laws, including, without limitation, the preparation and printing of registration statements, prospectuses, and statements of additional information for filing with the Commission and other authorities;

(j) expenses of preparing, printing, and mailing prospectuses and statements of additional information to shareholders of the Trust;

(k) all expenses of shareholders' and Trustees' meetings and of preparing, printing, and mailing notices, reports, and proxy materials to shareholders of the Trust;

(l) all charges and expenses of legal counsel for the Trust and for Trustees of the Trust in connection with legal matters relating to the Trust, including, without limitation, legal services rendered in connection with the Trust's existence and financial structure and relations with its shareholders, registrations and qualifications of securities under Federal, state, and other laws, issues of securities, expenses which the Trust has herein assumed, whether customary or not, and extraordinary matters, including, without limitation, any litigation involving the Trust, its Trustees, officers, employees, or agents;

(m) all charges and expenses of filing annual and other reports with the Commission and other authorities; and

(n) all extraordinary expenses and charges of the Trust.

In the event that the Adviser provides any of these services or pays any of these expenses, the Trust will promptly reimburse the Adviser therefor.

The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

4. As compensation for the Adviser's services to the Trust during the period of this Agreement, the Trust will pay to the Adviser a fee at the annual rate of 0.95% of its average daily total assets. For purposes of this Agreement, total assets are the net assets of the Trust (including assets attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Trust (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings"), without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust for this purpose. The Adviser's fee is computed as of the close of business on each business day. The Adviser's fee shall be payable in arrears at the end of each day or calendar month as the Adviser may from time to time specify to the Trust. If and when this Agreement terminates, any compensation payable hereunder for the period ending with the date of such termination shall be payable upon such termination. Amounts payable hereunder shall be promptly paid when due.

5. The Adviser may enter into an agreement to retain, at its own expense, a firm or firms ("Sub-Adviser") to provide the Trust all of the services to be provided by the Adviser hereunder, if such agreement is approved as required by law. Such agreement may delegate to such Sub-Adviser all or a portion of Adviser's rights, obligations, and duties hereunder.

6. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of this Agreement, except a loss resulting from the Adviser's willful misfeasance, bad faith, gross negligence, or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, Director, partner, employee, or agent of the Adviser, who may be or become an officer, Trustee, employee, or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as an officer, Director, partner, employee, or agent or one under the control or direction of the Adviser even though paid by it.
Notwithstanding the above, nothing in this Agreement shall operate to limit the Adviser's liability otherwise arising under the federal securities laws.

7. Subject to and in accordance with the Agreement and Declaration of Trust of the Trust, as amended, it is understood that Trustees, officers, agents and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as Directors and officers of the Adviser or its affiliates, as stockholders of Wells Fargo & Company or otherwise; that Directors, officers and agents of the Adviser and its affiliates or stockholders of Wells Fargo & Company are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and that the Adviser (or any such successor) is or may be interested in the Trust or any Sub-Adviser as shareholder, or otherwise.

8. This Agreement shall continue in effect until September 30, 2009 and after such date if (a) such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, and (b) such continuance has been approved by the vote of the majority of Trustees of the Trust who are not interested persons, as that term is defined in the 1940 Act, of the Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

9. On sixty days' written notice to the Adviser, this Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of the Trust; and on sixty days' written notice to the Trust, this Agreement may be terminated at any time without the payment of any penalty by the Adviser. This Agreement shall automatically terminate upon its assignment (as that term is defined in the 1940 Act). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postage prepaid, to the other party at the main office of such party.

10. This Agreement may be amended at any time by an instrument in writing executed by both parties hereto or their respective successors, provided that with regard to amendments of substance such execution by the Trust shall have been first approved by the vote of the holders of a majority of the outstanding voting securities of the Trust, by the vote of a majority of the Trustees of the Trust, and by the vote of a majority of Trustees of the Trust who are not interested persons (as that term is defined in the 1940 Act) of the Adviser, or of the Trust, cast in person at a meeting called for the purpose of voting on such approval. A "majority of the outstanding voting securities" of the Trust shall have, for all purposes of this Agreement, the meaning provided therefor in the 1940 Act.

11. Any compensation payable to the Adviser hereunder for any period other than a full year shall be proportionately adjusted.

12. The provisions of this Agreement shall be governed, construed, and enforced in accordance with the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

EVERGREEN INTERNATIONAL BALANCED INCOME FUND

By: /s/ Brian Montana
Name: Brian Montana
Title: Assistant Secretary

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC

By: /s/ Catherine F. Kennedy
Name: Catherine F. Kennedy
Title: Vice President

Exhibit E

FORM OF NEW SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT
AMONG [EVERGREEN INTERNATIONAL BALANCED INCOME FUND][EVERGREEN MULTI-SECTOR INCOME FUND], WELLS FARGO FUNDS MANAGEMENT, LLC AND FIRST INTERNATIONAL ADVISORS, LLC

This AGREEMENT is made as of this [ ] day of [ ], [ ], by and among [Wells Fargo Advantage International Balanced Income Fund] [Wells Fargo Advantage Multi-Sector Income Fund] (the "Fund"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and First International Advisors, LLC (d/b/a Evergreen International Advisors) (the "Sub-Adviser"), a limited liability company organized under the laws of the State of Delaware, with its principal place of business at 3 Bishopsgate, London, England, United Kingdom, EC2N 3AB.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Fund is engaged in business as an closed-end investment company and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Fund's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for the Fund under the terms of an investment advisory agreement, dated [ ], [ ], between the Adviser and the Fund (the "Advisory Agreement"); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Fund's Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the Fund, and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Fund, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Fund is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement(s) filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Fund identified from time to time by the Board or the Adviser (the "FIA Portion") as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund's investment portfolio as a whole and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Fund may possess with respect to any of the assets of the Fund's FIA Portion, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the FIA Portion. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Fund and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. The Sub-Adviser shall be limited to managing only the FIA Portion, and shall not consult with the sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the FIA Portion since the prior report, and will also keep the Board informed of important developments known by it to affect the FIA Portion and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by the Fund in the FIA Portion, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Fund's Registration Statement(s), or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Fund of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser or the Fund. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the FIA Portion.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Fund in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Fund and the Board at reasonable times and upon reasonable notice concerning the business of the Fund.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Fund under the 1940 Act. Upon the Fund's reasonable request, the Sub-Adviser also shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all other documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Fund. The books and records required to be maintained by the Fund which are in the possession of the Sub-Adviser shall be the property of the Fund; provided, however, that if the Sub-Adviser also is required to prepare and maintain any such books and records to satisfy its own recordkeeping requirements, such books and records shall constitute the property of each of the Fund and the Sub-Adviser. The Fund, or the Fund's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Fund, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Fund or the Fund's authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Fund that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser's composite performance record for inclusion in Fund documents, (A) any composite performance record of the Sub-Adviser's executive officers furnished to the Adviser and the Fund in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser's executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the FIA Portion as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements (the "Public Disclosure"); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Fund with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement(s) filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Fund.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Fund's Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement(s) of the Fund, as it may be amended from time to time (including any information transmitted to shareholders pursuant to Rule 8b-16 under the 1940 Act), filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Fund, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Fund's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement or otherwise agreed by the Fund and the Adviser and/or Sub-Adviser. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and registrar costs, all stock exchange listing expenses, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Fund: (a) to prepare press releases or to amend the Fund's registration statement or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by actions of the Sub-Adviser.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix A hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Fund and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Fund and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Fund, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Fund or to any shareholders in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liable for the lack thereof) of the statements and Data (only if Sub-Adviser furnishes to Adviser or the Fund any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the FIA Portion.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Fund in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Fund or such persons as they may designate, solely in connection with the FIA Portion, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Fund may disclose Fund portfolio holdings information in accordance with the Fund's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Fund to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the FIA Portion and the performance of the Sub-Adviser's obligations hereunder.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the FIA Portion, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund, and will be made available for inspection by the Fund and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Fund's written request, surrender to the Fund those records that are the property of the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

The Sub-Adviser may include the Fund in its representative client list.

Section 13. Term and Approval. This Agreement shall become effective with respect to the Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Fund, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Fund's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Fund's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other parties. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Fund in the event that another party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of the terminating party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Fund and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Fund and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Fund and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Fund and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund shall be 200 Berkeley Street, Boston, Massachusetts 02116, Wells Fargo Funds Management, LLC, Attention: [ ], and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 3 Bishopsgate, London, England, United Kingdom, EC2N 3AB, Attention: [].

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Wells Fargo Name. The Sub-Adviser and the Fund each agree that the name "Wells Fargo," which comprises a component of the Fund's name, is a property right of the parent of the Adviser. The Fund agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Fund shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the FIA Portion. Each of the Fund and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage only the FIA portion and, in making investment decisions for the Fund, the Sub-Adviser will not consider any other securities, cash or other investments owned by the Fund.

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Fund and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Fund and the Adviser such evidence of its authority with respect to this Agreement as the Fund or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

[EVERGREEN INTERNATIONAL BALANCED INCOME FUND]
[EVERGREEN MULTI-SECTOR INCOME FUND]

By: ________________
[ ]
[ ]

WELLS FARGO FUNDS MANAGEMENT, LLC

By: ________________
Andrew Owen
Executive Vice President

FIRST INTERNATIONAL ADVISORS, LLC

By: ________________
[ ]
[ ]

APPENDIX A

FIRST INTERNATIONAL ADVISORS, LLC
SUB-ADVISORY AGREEMENT FEE AGREEMENT

[EVERGREEN INTERNATIONAL BALANCED INCOME FUND]
[EVERGREEN MULTI-SECTOR INCOME FUND]

This fee agreement is effective as of the [ ] day of [ ], [ ], by and between [Wells Fargo Advantage International Balanced Income Fund] [Wells Fargo Advantage Multi-Sector Income Fund] (the "Fund"), Wells Fargo Funds Management, LLC (the "Adviser") and First International Advisors, LLC (the "Sub-Adviser").

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to the Fund; and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix A;

[COMPENSATION PROVISIONS TO FOLLOW IN SUBSEQUENT DRAFT]

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule is agreed to as of this [ ] day of [ ], [ ], and shall remain in effect until agreed and changed in writing by the parties.

[EVERGREEN INTERNATIONAL BALANCED INCOME FUND]
[EVERGREEN MULTI-SECTOR INCOME FUND]

By: _______________
[ ]
[ ]

WELLS FARGO FUNDS MANAGEMENT, LLC

By: _______________
Andrew Owen
Executive Vice President

FIRST INTERNATIONAL ADVISORS, LLC

By: _______________
[ ]
[ ]

CURRENT SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT

AGREEMENT made this 12th day of February, 2009, by and between Evergreen Investment Management Company, LLC (the "Adviser"), and First International Advisors, LLC (the "Sub-adviser").

WHEREAS, the Adviser serves as investment adviser to the Evergreen International Balanced Income Fund (the "Trust"), a Delaware statutory trust which has filed a registration statement under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "Registration Statement"); and

WHEREAS, the Adviser desires to avail itself of the services, advice and assistance of the Sub-adviser to assist the Adviser in providing investment advisory services to the Trust; and

WHEREAS, the Sub-adviser is registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), is engaged in the business of rendering investment advisory services to investment companies and other institutional clients and desires to provide such services to the Adviser;

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, it is agreed as follow:

1. Employment of the Sub-adviser. The Adviser hereby employs the Sub-adviser to furnish continuously an investment program for the Trust with respect to the portion of the Trust's portfolio invested in debt securities (as described in the Trust's current Governing Documents (as defined below), and as it may be amended from time to time by the agreement of the parties hereto) (the "Debt Portfolio") and to make all related investment decisions on behalf of the Trust and place all orders for securities and other transactions in connection with the management of the Debt Portfolio, subject to the control and direction of the Trust's Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth for the compensation herein provided. The Sub-adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Adviser or the Trust in any way. The Sub-adviser may execute Trust documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its providing advisory services to the Trust.

2. Obligations of Services to be provided by the Sub-adviser. The Sub-adviser undertakes to provide the following services and to assume the following obligations:

a. The Sub-adviser shall furnish continuously an investment program for the Trust with respect to the Debt Portfolio and will make all related investment decisions on behalf of the Trust and place all orders for securities and other transactions in connection with the management of the Debt Portfolio, all without prior consultation with the Adviser, subject to and in accordance with (i) the investment objective and policies of the Trust applicable to the Debt Portfolio set forth in the Trust's Prospectus and Statement of Additional Information as from time to time in effect (the "Governing Documents"), (ii) the requirements applicable to registered investment companies under applicable laws, including without limitation the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to the extent applicable to the Debt Portfolio, and (iii) any written instructions which the Adviser or the Trust's Board of Trustees may issue from time-to-time. The Sub-adviser also agrees to conduct its activities hereunder in accordance with any applicable procedures or policies adopted by the Trust's Board of Trustees as from time to time in effect (the "Procedures"). The Adviser has provided to the Sub-adviser copies of all Governing Documents and Procedures and shall promptly provide to the Sub-adviser any amendments or supplements thereto. Subject to and in pursuance of the foregoing, the Sub-adviser is authorized to make all determinations with respect to the purchase and sale of portfolio securities in respect of the Debt Portfolio and shall take such action necessary to implement the same. The Sub-adviser shall render such reports to the Trust's Board of Trustees and the Adviser as they may reasonably request concerning the investment activities of the Trust. Unless the Adviser gives the Sub-adviser written instructions to the contrary, the Sub-adviser shall, in good faith and in a manner which it reasonably believes best serves the interests of the Trust's shareholders, direct the Trust's custodian as to how to vote such proxies as may be necessary or advisable in connection with any matters submitted to a vote of shareholders of securities in which the Managed Assets may be invested.

b. Absent instructions of the Adviser to the contrary, the Sub-adviser shall, in the name of the Trust, place orders for the execution of portfolio transactions with or through such brokers, dealers or other financial institutions as it may select. In executing portfolio transactions and selecting broker-dealers, the Sub-adviser will use its best efforts to seek best execution on behalf of the Trust. In assessing the best execution available for any transaction, the Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any (all for the specific transaction and on a continuing basis). In evaluating the best execution available, and in selecting the broker-dealer to execute a particular transaction, the Sub-adviser may also consider the brokerage and research services (as those terms are used in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by that broker-dealer to the Trust and/or other accounts serviced by the Sub-adviser. The Sub-adviser is authorized to pay a broker-dealer who provides such brokerage and research services an amount of commission for executing a portfolio transaction for the Trust which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if, but only if, the Sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer viewed in terms of either that particular transaction or in terms of the Sub-adviser's overall responsibilities with respect to the accounts over which the Sub-adviser exercises investment discretion.

c. In connection with the placement of orders for the execution of the portfolio transactions of the Trust, the Sub-adviser shall create and maintain all records pertaining to the purchase and sale of investments by the Sub-adviser on behalf of the Trust required by Rule 31a-1(b)(5) and (9) under the 1940 Act. All such records shall be the property of the Trust and shall be available for inspection and use by the Securities and Exchange Commission ("SEC"), the Trust, the Adviser or any person retained by the Trust at all reasonable times. Where applicable, such records shall be maintained by the Sub-adviser for the periods and in the places required by Rule 31a-2 under the 1940 Act.

d. Except for expenses specifically assumed or agreed to be paid by the Sub-adviser pursuant hereto, the Sub-adviser shall not be liable for any expenses of the Adviser or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Trust, and (c) custodian fees and expenses. The Sub-adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement.

3. Compensation of the Sub-adviser. In full consideration of services rendered pursuant to this Agreement, the Adviser will pay the Sub-adviser a fee at the annual rate set forth in Schedule A hereto. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month. If the Sub-adviser shall serve for less than the whole of any month, the foregoing compensation shall be prorated. For the purpose of determining fees payable to the Sub-adviser, the value of the Trust's net assets shall be computed at the times and in the manner determined by the Trust's Board of Trustees and set forth in the Governing Documents.

4. Other Activities of the Sub-adviser. The services of the Sub-adviser hereunder are not to be deemed exclusive, and the Sub-adviser shall be free to render similar services to others and to engage in other activities, so long as the services rendered hereunder are not impaired.

5. Liability of the Sub-adviser. Absent willful misfeasance, bad faith, or gross negligence, in the performance of the Sub-Advisor's duties hereunder or reckless disregard by the Sub-Advisor of its obligations and duties hereunder, neither the Sub-adviser nor any of its officers, directors, shareholders, employees or agents shall be liable to the Adviser, the Trust or any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or as a result of any other act or omission. Subject to the foregoing, nothing herein shall constitute a waiver of any rights or remedies that the Trust may have under any federal or state securities laws.

6. Limitation of Trust's Liability. The Sub-adviser acknowledges that it has received notice of and accepts the limitations upon the Trust's liability set forth in its Agreement and Declaration of Trust. The Sub-adviser agrees that any of the Trust's obligations shall be limited to the assets of the Trust and that the Sub-adviser shall not seek satisfaction of any such obligation from the shareholders of the Trust nor from any Trust officer, employee or agent of the Trust.

7. Renewal, Termination and Amendment. This Agreement shall continue in effect until September 30, 2009 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually by the Trustees of the Trust or a vote of the holders of a majority of the outstanding voting securities of the Trust and by vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser, or the Sub-adviser, cast in accordance with the provisions of the 1940 Act. This Agreement may be terminated at any time without payment of any penalty, by the Adviser, the Trust's Board of Trustees, or by a vote of a majority of the outstanding voting securities of the Trust upon 60 days prior written notice to the Sub-adviser or by the Sub-adviser upon 90 days prior written notice to the Adviser, or upon such shorter notice as may be mutually agreed upon. This Agreement shall terminate automatically and immediately upon termination of the Management Agreement between the Adviser and the Trust. This Agreement shall terminate automatically and immediately in the event of its assignment. The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth for such terms in the 1940 Act. This Agreement may be amended at any time by the Sub-adviser and the Adviser, subject to approval by the Trust's Board of Trustees and, if required by applicable SEC rules and regulations, a vote of a majority of the Trust's outstanding voting securities and a vote of a majority of the Trustees of the Trust who are not interested persons of the Trust, the Adviser or the Sub-adviser, cast in person at a meeting called for the purpose of voting on such approval.

8. Confidential Relationship. Any (i) information that is not generally available to, or known by, the public and obtained or received by a party to this Agreement in the course of or in connection with the performance of its obligations under this Agreement and (ii) advice furnished by either party to this Agreement to the other party to this Agreement in the course of or in connection with the performance of its obligations under this Agreement, shall be treated as confidential and shall not be disclosed to third parties without the consent of the other party hereto except as required by law, rule or, regulation or count order, and shall not be used by the receiving or obtaining party except for the benefit of the other party. The Adviser hereby consents to the disclosure to third parties of investment results and other data of the Trust in connection with providing composite investment results and related information of the Sub-adviser.

9. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statue, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

10. Miscellaneous. Each party agrees to perform such further actions and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without giving effect to conflicts of laws rules. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed in several counterparts, all of which together shall for all purposes constitute one Agreement, binding on the parties.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

EVERGREEN INVESTMENT MANAGEMENT COMPANY, LLC
By: _______________________________
Name:
Title:

FIRST INTERNATIONAL ADVISORS, LLC
By: _______________________________
Name:
Title:

February 12, 2009
Schedule A
As compensation for the Sub-adviser's services to the Trust during the period of this Agreement, the Adviser will pay to the Sub-adviser a fee at the annual rate of: 0.05% of the Average Daily Total Assets of the Trust. For purposes of this agreement, "Total Assets" are (i) the net assets of the Trust (including assets attributable to any preferred shares that may be outstanding) plus (ii) any assets of the Trust (whether or not included in the calculation contemplated by clause (i)) attributable to borrowings of money, the use of reverse repurchase agreements or dollar rolls, or the issuance of debt securities (collectively "external borrowings"), without deducting liabilities representing external borrowings. The liquidation preference of any preferred shares of the Trust, if any, constituting financial leverage shall not be considered a liability of the Trust.

Exhibit F

FORM OF NEW SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT AMONG [WELLS FARGO ADVANTAGE GLOBAL DIVIDEND OPPORTUNITY FUND] [WELLS FARGO ADVANTAGE INTERNATIONAL BALANCED INCOME FUND] [WELLS FARGO ADAVANTAGE INCOME OPPORTUNITIES FUND] [WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND] [WELLS FARGO ADVANTAGE MULTI-SECTOR INCOME FUND] WELLS FARGO FUNDS MANAGEMENT, LLC AND WELLS CAPITAL MANAGEMENT INCORPORATED

This AGREEMENT is made as of this [ ] day of [ ], [ ], by and among [Wells Fargo Advantage Global Dividend Opportunity Fund] [Wells Fargo Advantage International Balanced Income Fund] [Wells Fargo Advantage Income Opportunities Fund] [Wells Fargo Advantage Utilities and High Income Fund][Wells Fargo Advantage Multi-Sector Income Fund] (the "Fund"), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 200 Berkeley Street, Boston, Massachusetts 02116, Wells Fargo Funds Management, LLC (the "Adviser"), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Wells Capital Management Incorporated (the "Sub-Adviser"), a corporation organized under the laws of the State of California, with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, the Fund is engaged in business as an closed-end investment company and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Fund's Board of Trustees (the "Board") has engaged the Adviser to perform investment advisory services for the Fund under the terms of an investment advisory agreement, dated [ ], [ ], between the Adviser and the Fund (the "Advisory Agreement"); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Fund's Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the Fund, and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Fund, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Fund is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement(s) filed with the Securities and Exchange Commission (the "Commission") under the 1940 Act and the Securities Act of 1933 (the "Securities Act"), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Fund identified from time to time by the Board or the Adviser (the "WCM Portion") as specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund's investment portfolio as a whole and the Sub-Adviser's responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Fund may possess with respect to any of the assets of the Fund's WCM Portion, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the WCM Portion. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Fund and instruct the Fund's custodian (the "Custodian") in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the "fund complex") may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. The Sub-Adviser shall be limited to managing only the WCM Portion, and shall not consult with the sub-adviser as to any other portion of the Fund's portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the WCM Portion since the prior report, and will also keep the Board informed of important developments known by it to affect the WCM Portion and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by the Fund in the WCM Portion, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Fund's Registration Statement(s), or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Fund of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser or the Fund. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian's processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the WCM Portion.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser's duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Fund in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Fund and the Board at reasonable times and upon reasonable notice concerning the business of the Fund.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Fund under the 1940 Act. Upon the Fund's reasonable request, the Sub-Adviser also shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all other documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Fund. The books and records required to be maintained by the Fund which are in the possession of the Sub-Adviser shall be the property of the Fund; provided, however, that if the Sub-Adviser also is required to prepare and maintain any such books and records to satisfy its own recordkeeping requirements, such books and records shall constitute the property of each of the Fund and the Sub-Adviser. The Fund, or the Fund's authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser's normal business hours. Upon the reasonable written request of the Fund, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Fund or the Fund's authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Fund that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser's governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser's composite performance record for inclusion in Fund documents, (A) any composite performance record of the Sub-Adviser's executive officers furnished to the Adviser and the Fund in writing prior to the date hereof (the "Data") is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser's executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the WCM Portion as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements (the "Public Disclosure"); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Fund with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement(s) filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Fund.

The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser's most recent Form ADV;
(b) The Sub-Adviser's most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser's activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser's performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser's financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser's responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Fund's Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement(s) of the Fund, as it may be amended from time to time (including any information transmitted to Shareholders pursuant to Rule 8b-16 under the 1940 Act), filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Fund, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Fund's policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement or otherwise agreed by the Fund and the Adviser and/or Sub-Adviser. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and registrar costs, all stock exchange listing expenses, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Fund: (a) to prepare press releases or to amend the Fund's registration statement or supplement the Fund's prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a "change in control" (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by activities of the Sub-Adviser.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix A hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser's fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Fund and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Fund and the Adviser the benefit of, the Sub-Adviser's best judgment and efforts in rendering its services to the Fund, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Fund or to any shareholders in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liable for the lack thereof) of the statements and Data (only if Sub-Adviser furnishes to Adviser or the Fund any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund's offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the WCM Portion.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Fund in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Fund or such persons as they may designate, solely in connection with the WCM Portion, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Fund may disclose Fund portfolio holdings information in accordance with the Fund's policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Fund to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the WCM Portion and the performance of the Sub-Adviser's obligations hereunder.

The Sub-Adviser may include the Fund in its representative client list.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the WCM Portion, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund, and will be made available for inspection by the Fund and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Fund's written request, surrender to the Fund those records that are the property of the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to the Fund after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Fund, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Fund's Board of Trustees or (ii) by the vote of "a majority of the outstanding voting securities" of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Fund's Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund's outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days' written notice to the other parties. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Fund in the event that another party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of the terminating party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Fund and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Fund and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser's adherence to the Adviser's written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Fund and the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Fund and the Adviser (severally, but not jointly) hereby agree to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, relating to the Sub-Adviser's act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the party from whom such indemnification is sought and relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund shall be 200 Berkeley Street, Boston, Massachusetts 02116, Wells Fargo Funds Management, LLC, Attention: C. David Messman, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: C. David Messman, and that of the Sub-Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, Attention: [].

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Wells Fargo Name. The Sub-Adviser and the Fund each agree that the name "Wells Fargo," which comprises a component of the Fund's name,is a property right of the parent of the Adviser. The Fund agrees and consents that: (i) it will use the words "Wells Fargo" as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name "Evergreen" or "Wells Fargo" for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words "Wells Fargo," or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to the Fund, the Fund shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words "Wells Fargo" and following such change, shall not use the words "Wells Fargo," or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words. The Sub-Adviser may include the Fund in its representative client list.

Section 21. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund, the success of any investment decision or strategy that the Sub-Adviser may use, or the success of the Sub-Adviser's overall management of the WCM Portion. Each of the Fund and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. [In making investment decisions, the Sub-Adviser will not consider any other securities, cash, or other investments owned by the Fund].[The Sub-Adviser will manage the Wells Capital portion and, in making investment decisions for the Fund, the Sub-Adviser will not consider any other securities, cash or other investments covered by the Fund]

Section 22. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Fund and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Fund and the Adviser such evidence of its authority with respect to this Agreement as the Fund or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

[EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND]
[EVERGREEN INTERNATIONAL BALANCED INCOME FUND]
[EVERGREEN INCOME ADVANTAGE FUND]
[EVERGREEN UTILITIES AND HIGH INCOME FUND]
[EVERGREEN MULTI-SECTOR INCOME FUND]

By:
[ ]
[ ]

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Andrew Owen
Executive Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

By:
[ ]
[ ]

APPENDIX A

WELLS CAPITAL MANAGEMENT INCORPORATED
SUB-ADVISORY AGREEMENT
FEE AGREEMENT

[EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND]
[EVERGREEN INTERNATIONAL BALANCED INCOME FUND]
[EVERGREEN INCOME ADVANTAGE FUND]
[EVERGREEN UTILITIES AND HIGH INCOME FUND]
[EVERGREEN MULTI-SECTOR INCOME FUND]

This fee agreement is effective as of the [ ] day of [ ], [ ], by and between [Wells Fargo Advantage Global Dividend Opportunity Fund] [Wells Fargo Advantage International Balanced Income Fund] [Wells Fargo Advantage Income Opportunities Fund] [Wells Fargo Advantage Utilities and High Income Fund] [Wells Fargo Advantage Multi-Sector Income Fund] (the "Fund"), Wells Fargo Funds Management, LLC (the "Adviser") and Wells Capital Management Incorporated (the "Sub-Adviser").

WHEREAS, the parties have entered into an Investment Sub-Advisory Agreement ("Sub-Advisory Agreement") whereby the Sub-Adviser provides management and other services to the Fund; and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix A;

[COMPENSATION PROVISIONS TO FOLLOW IN SUBSEQUENT DRAFT]

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule is agreed to as of this [ ] day of [ ], [ ], and shall remain in effect until agreed and changed in writing by the parties.

[EVERGREEN GLOBAL DIVIDEND OPPORTUNITY FUND]
[EVERGREEN INTERNATIONAL BALANCED INCOME FUND]
[EVERGREEN INCOME ADVANTAGE FUND]
[EVERGREEN UTILITIES AND HIGH INCOME FUND]
[EVERGREEN MULTI-SECTOR INCOME FUND]

By: __________________
[ ]
[ ]

WELLS FARGO FUNDS MANAGEMENT, LLC

By: __________________
Andrew Owen
Executive Vice President

WELLS CAPITAL MANAGEMENT INCORPORATED

By: __________________
[ ]
[ ]

At the Special Meeting, we will ask shareholders to vote on:

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2010

The undersigned hereby appoints Sally E. Ganem, Catherine F. Kennedy, Michael H. Koonce, Lloyd Lipsett, Kevin J. Ouellette, Brian J. Montana, and Maureen E. Towle or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all of the shares of the Fund that the undersigned is entitled to vote at the annual meeting of shareholders, and at any adjournment(s) thereof, of the Fund to be held at 10:00 a.m., Pacific time, on July 9, 2010, at the offices of Wells Fargo Advantage Funds®, 525 Market Street, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.  If you wish to attend the Meeting in person, please call 866-641-4254 for instructions.

The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the law of the State of Delaware and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Shareholders and the accompanying Proxy Statement, the terms of each of which are incorporated by reference.

THE BOARD OF TRUSTEES RECOMMENDs A VOTE “FOR” THE PROPOSALS.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

____________________________________________________

Signature                                          Date                      Signature (if held jointly)           Date

________________________________________

Title, if a corporation, partnership or other entity

▲  PLEASEFOLD HERE – DO NOT TEAR  ▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet:

Log on to www.proxyonline.com. Make sure to have this proxy card available when you plan to vote your shares.  You will need the control number found in the box at the right at the time you execute your vote.

Control Number:
2. Touchtone Phone:	Simply dial toll-free __ and follow the automated instructions. Please have this proxy card available at the time of the call.
3. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 9, 2010.

You may obtain a copy of the related proxy statement, the accompanying Notice of Annual Meeting of Shareholders, and related soliciting material without charge by visiting "http://www.proxyonline.com/docs/evergreenassetallocationproxy">__. You will need your control number above to log in.

TAGID: “TAG ID”                                                                                                                                                                               CUSIP: “CUSIP”

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED BELOW. IF YOU SIGN, DATE AND RETURN THIS PROXY, BUT NO CHOICE IS INDICATED FOR A PROPOSAL, THE SHARES REPRESENTED HEREBY WILL BE VOTED “FOR” THE ELECTION OF THE NINE (9) PERSONS NAMED AS NOMINEE TRUSTEES (PROPOSAL 1) AND “IN FAVOR OF” PROPOSALS 2A, 2B AND 2C. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE FOR PROPOSALS 1, 2A, 2B AND 2C. IF ANY NOMINEE FOR ANY REASON BECOMES UNABLE TO SERVE OR IS UNWILLING TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, THE PERSONS NAMED AS PROXIES ON THE OTHER SIDE OF THIS PROXY CARD WILL VOTE FOR THE ELECTION OF SUCH OTHER PERSON OR PERSONS AS THEY MAY CONSIDER QUALIFIED. THE BOARD OF TRUSTEES OF THE FUND HAS NO REASON TO BELIEVE THAT ANY OF THE NINE (9) NOMINEE TRUSTEES WILL BE UNABLE OR UNWILLING TO SERVE. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, THE PROXIES NAMED WILL BE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH MATTERS.

THIS PROXY WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND APPLICABLE FEDERAL SECURITIES LAW.

PLEASE MARK YOUR VOTE AS IN THIS EXAMPLE.       Xx

Proposal 1:

To elect seven new Trustees and re-elect two existing Trustees to the Board of Trustees of the fund to serve for the term indicated in the proxy statement and until their successors shall have been duly qualified and elected:

	1. [ ]	4. Judith M. Johnson	7. Timothy J. Penny
	2. Peter G. Gordon	5. David F. Larcker	8. Michael S. Scofield
	3. Isaiah Harris, Jr.	6. Olivia S. Mitchell	9. Donald C. Willeke

	FOR ALL (NOMINEES)	WITHHOLD FROM ALL (NOMINEES)
	□	□
To withhold authority to vote for one or more individual nominees, write that nominee's number(s) in the space above.
Proposal 2a:	To approve the Investment Advisory Agreement with Wells Fargo Funds Management, LLC.

	FOR	AGAINST	ABSTAIN
	□	□	□
Proposal 2b:	To approve the Sub-Advisory Agreement with First International Advisors, LLC.

	FOR	AGAINST	ABSTAIN
	□	□	□
Proposal 2c:	To approve the Sub-Advisory Agreement with Wells Capital Management Incorporated.

	FOR	AGAINST	ABSTAIN
	□	□	□

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

TAG ID:”TAG ID”                                                               “Scanner Bar Code”                                                            CUSIP: “CUSIP”